UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22043

Invesco Dynamic Credit Opportunities Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800    Atlanta, Georgia 30309

(Address of principal executive offices)    (Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/21

ITEM 1.	Report to Stockholders.

Annual Report to Shareholders	February 28, 2021
Invesco Dynamic Credit Opportunities Fund
NYSE: VTA

Managed Distribution Plan Disclosure

The Board of Trustees (the “Board”) of Invesco Dynamic Credit Opportunities Fund (the “Fund”) approved a Managed Distribution Plan (the “Plan”) whereby the Fund will pay its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.075

The Plan is intended to provide shareholders with a consistent, but not guaranteed, periodic cash payment from the Fund, regardless of when or whether income is earned or capital gains are realized. If sufficient investment income is not available for a monthly distribution, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution level under the Plan. A return of capital may occur, for example, when some or all of the money that shareholders invested in the Fund is paid back to them. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” No conclusions should be drawn about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Plan. The Plan will be subject to periodic review by the Board, and the Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares.

The Fund will provide its shareholders of record on each distribution record date with a Section 19 Notice disclosing the sources of its dividend payment when a distribution includes anything other than net investment income. The amounts and sources of distributions reported in Section 19 Notices are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its full fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell them how to report these distributions for federal income tax purposes. Please refer to “Distributions” under Note 1 of the Notes to Financial Statements for information regarding the tax character of the Fund’s distributions.

2	Invesco Dynamic Credit Opportunities Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended February 28, 2021, Invesco Dynamic Credit Opportunities Fund (the Fund), at net asset value (NAV), outperformed its benchmark, the Credit Suisse Leveraged Loan Index. The Fund’s return can be calculated based on either the market price or the NAV of its shares. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. Market price reflects the supply and demand for Fund shares. As a result, the two returns can differ, as they did during the year.

Performance
Total returns, 2/29/20 to 2/28/21
Fund at NAV	6.84%
Fund at Market Value	11.77
Credit Suisse Leveraged Loan Index▼	5.65
Market Price Discount to NAV as of 2/28/21	-8.26
Source(s): ▼Bloomberg L.P.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Fund expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below NAV. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

Market conditions and your Fund

During what was truly an unprecedented year, senior loans displayed resilience in the face of capital market volatility that was brought on by the coronavirus (COVID-19) pandemic. The pandemic’s impact on global markets was characterized by an extremely sharp drawdown in risk assets which started in the final days of February 2020 and lasted for most of March 2020. This drawdown was followed by an equally sharp rebound as investors viewed the accommodative monetary and fiscal policies taken on by central banks around the globe as encouraging, and began to look through what was deemed as “short term” disruptions caused by the pandemic. During this bout of volatility, senior loans’ defensive positioning at the top of the capital structure benefited the asset class, as it experienced more muted drawdowns compared to other risk assets.

For the fiscal year ended February 28, 2021, the senior loan market, as represented by the Credit Suisse Leveraged Loan Index, returned 5.65%, staging an impressive comeback after returning -12.46% during the month of March 2020. Loans’ sharp draw-down and equally sharp recovery during 2020, generally mirrored that of risk assets as a whole, albeit on a more muted scale. For the calendar year 2020, the asset class returned 2.78%.1

During 2020, LIBOR decreased from 1.46% to 0.18% as the US Federal Reserve

(the Fed) slashed interest rates in response to the COVID-19 pandemic. While this did lower the overall coupon of the senior loan asset class (due to their floating rate structure), the credit spread of new issue loans increased during the year, as lenders required larger spreads to compensate for increased macroeconomic uncertainty caused by the pandemic. This increase in new issue credit spreads helped offset the decrease in the overall coupon. (LIBOR is the London Inter-bank offered rate, which is the rate that international banks charge for short-term loans to one another).

In terms of fundamentals, the backdrop for the senior loan market appears more constructive after weathering the uncertainty brought about during the pandemic. Stimulative measures taken by central banks and governments around the globe resulted in the capital markets remaining open for a majority of borrowers, allowing them to shore up their balance sheet with additional liquidity. Additionally, portfolio companies of private equity sponsors saw the COVID-19 pandemic as a rather short-term disruption and opted to inject additional liquidity into companies with sound businesses, opposed to turning them over to lenders by filing for chapter 11 bankruptcy. Ultimately, the default rate was elevated during the course of 2020, but not as high as initial estimates. The default rate for the senior loan market peaked in September 2020 at 4.1%.2 For context the long-term historical default rate for the loan market stands at 2.94%. Going forward, we expect fundamentals to continue to improve as COVID-19 comes under greater control, social distancing measures are reduced, and the global economy continues to reopen during 2021.

At the close of the fiscal year, we believe that senior loans are well positioned for the current environment. With the continued firming of macroeconomic backdrop, fundamentals for the asset class are expected to continue to improve – which is undoubtedly a positive for risk assets. Additionally, we believe that the senior loans’ floating rate feature will provide investors with protection from rising interest rates or inflation, which has regained the focus of investors given the unprecedented monetary and fiscal stimulus enacted by governments around the globe in response to COVID-19.

During the fiscal year, the Fund used leverage, which allowed us to enhance the Fund’s yield while keeping credit standards high relative to the benchmark. As of the close of the fiscal year, leverage accounted for 22% of the Fund’s NAV plus borrowings. Leverage involves borrowing at a floating short-term rate and reinvesting the proceeds at a higher rate. Unlike other fixed income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans generally adjusts to changes in interest rates, as do the rates which determine the Fund’s borrowing costs. Similarly, should short-term rates fall, borrowing costs also would decline. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

At the end of the fiscal year, the Fund’s holdings in Monitronics International, Intel-sat Jackson Holdings, and Kantar were the largest overweight allocations relative to the benchmark. Conversely, Charter Communications Operating, Ultimate Software Group, and Asurion were the largest underweight allocations compared to the benchmark. We exited our position in Asurion during the year.

The senior loan asset class behaves differently from many traditional fixed-income investments. The interest income generated by a portfolio of senior loans is usually determined by a fixed credit spread over LIBOR. Because senior loans generally have a very short duration and the coupons or interest rates are usually adjusted every 30 to 90 days as LIBOR changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed income prices to decline when interest rates rise. For senior loans, however, interest rates and income are variable and the prices of senior loans are therefore less sensitive to interest rate changes than traditional fixed-income bonds. We are monitoring interest rates, the market and economic and geopolitical factors

3	Invesco Dynamic Credit Opportunities Fund

that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments or the market price of the Fund’s shares.

During the year, the Fund’s managed distribution plan resulted in distributions consisting of return of capital and had a $0.16 per share impact on the Fund’s NAV, as shown in the Financial Highlights section of this report. The Fund’s managed distribution plan did not materially impact the Fund’s investment strategies during the reporting period.

As always, we appreciate your continued participation in Invesco Dynamic Credit Opportunities Fund.

1	Source: Credit Suisse

2	Source: Standard & Poor’s Leveraged Loan Index

Portfolio manager(s):

Scott Baskind

Nuno Caetano

Phillip Yarrow

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

4	Invesco Dynamic Credit Opportunities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment

Fund and index data from 2/28/11

1	Source: Bloomberg L.P.

Past performance cannot guarantee future results.

Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

5	Invesco Dynamic Credit Opportunities Fund

Average Annual Total Returns
As of 2/28/21
	NAV	Market
10 Years	6.86%	6.31%
5 Years	9.12	10.38
1 Year	6.84	11.77

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

6	Invesco Dynamic Credit Opportunities Fund

Supplemental Information

■	Unless otherwise stated, information presented in this report is as of February 28, 2021, and is based on total net assets applicable to common shares.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports, visit invesco.com/fundreports.

About indexes used in this report

■	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US dollar-denominated, non-investment grade loans.

■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Changes to the Fund’s Governing Documents

On August 13, 2020, the Fund’s Board of Trustees (the “Board”) approved changes to the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and the Fund’s Amended and Restated Bylaws (the “Bylaws”). The following is a summary of certain of these changes.

Declaration of Trust

The Fund’s Declaration of Trust was amended to provide as follows:

■	A Majority Trustee Vote is required on all Board actions, including amendments to the Declaration of Trust. “Majority Trustee Vote” means (a) with respect to a vote of the Board, a vote of the majority of the Trustees then in office, and a separate vote of a majority of the Continuing Trustees; and (b) with respect to a vote of a committee or sub-committee of the Board, a vote of the majority of the members of such committee or sub-committee, and a separate vote of a majority of the Continuing Trustees that are members of such committee or sub-committee. “Continuing Trustee” means a Trustee who either (a) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (b) was nominated to serve as a member of the Board by a majority of the Continuing Trustees then members of the Board.
■	Any Trustee may only be removed for cause, including but not limited to (i) willful misconduct, dishonesty, or fraud on the part of the Trustee in the conduct of his or her office; (ii) failing to meet, on a continuous basis, the Trustee Qualifications (as defined below); or (iii) being indicted for, pleading guilty to or being convicted of a felony, in each case only by a written instrument signed by at least 75% of the number of Trustees prior to such removal (not including the Trustee(s) for which removal is being sought), specifying the date when such removal shall become effective.
■	In the event of a vacancy on the Board, the size of the Board is automatically reduced by the number of vacancies (but not to less than two) until the Board maintains or increases the size of the Board.
■	The following Trustee Qualifications are imposed on all nominees and current Trustees, whether or not nominated by a third party:

(a) An individual who is an Affiliated Person of any:

(1) Investment Adviser (other than the Fund’s Investment Adviser or any Investment Adviser affiliated with the Fund’s Investment Adviser);

(2) Pooled Vehicle (as defined below) (other than a Pooled Vehicle advised or managed by the Fund’s Investment Adviser or any Investment Adviser affiliated with the Fund’s Investment Adviser); or

(3) Entity Controlling, Controlled by, or under common Control with, any Investment Adviser (other than the Fund’s Investment Adviser or any Investment Adviser affiliated with the Fund’s Investment Adviser) or Pooled Vehicle (other than a Pooled Vehicle advised or managed by the Fund’s Investment Adviser or any Investment Adviser affiliated with the Fund’s Investment Adviser);

shall be disqualified from being nominated or serving as a Trustee, if the Board determines by Majority Trustee Vote (excluding the vote of any Trustee subject to such vote) that such relationship is reasonably likely to:

(1) Present undue conflicts of interest between (i) the Fund and its Shareholders, and (ii) such other Investment Adviser or Pooled Vehicle;

(2) Impede the ability of the individual to discharge the duties of a Trustee; and/or

(3) Impede the free flow of information (including proprietary, non-public or confidential information) between the Fund’s Investment Adviser and the Board.

7	Invesco Dynamic Credit Opportunities Fund

(b) An individual who:

(1) Is a 12(d) Control Person (as defined below);

(2) Is an Affiliated Person of a 12(d) Holder (as defined below) or 12(d) Control Person; or

(3) Has accepted directly or indirectly any consulting, advisory, or other compensatory fee from any 12(d) Holder or 12(d) Control Person;

shall be disqualified from being nominated or serving as a Trustee.

(c) An individual who serves as a trustee or director of 5 or more issuers (including the Fund) having securities registered under the Securities Exchange Act of 1934 (the “Exchange Act”) (for these purposes, investment companies or individual series thereof having the same Investment Adviser as the Fund or any Investment Adviser affiliated with the Fund’s Investment Adviser shall be counted as a single issuer) shall be disqualified from being nominated or serving as a Trustee.

(d) An individual who has been subject to any censure, order, consent decree or adverse final action of any federal, state, or foreign governmental or regulatory authority barring or suspending such individual from participation in or association with any investment-related business or restricting such individual’s activities with respect to any investment-related business, been the subject of any investigation or proceeding that could reasonably be expected to result in an individual nominated or serving as a Trustee failing to satisfy the requirements of this paragraph, or is or has been engaged in any conduct which has resulted in, or could have reasonably been expected or would reasonably be expected to result in, the Securities and Exchange Commission (“SEC”) censuring, placing limitations on the activities, functions, or operation of, suspending, or revoking the registration of any Investment Adviser under Section 203(e) or (f) of the Investment Advisers Act of 1940 shall be disqualified from being nominated or serving as a Trustee.

(e) An individual who is or has been the subject of any of the ineligibility provisions contained in Section 9(b) of the Investment Company Act of 1940 (the “1940 Act”) that would permit, or could reasonably have been expected or would reasonably be expected to permit the SEC by order to prohibit, conditionally or unconditionally, either permanently or for a period of time, such individual from servicing or acting as an employee, officer, trustee, director, member of an advisory board, Investment Adviser or depositor of, or principal underwriter for, a registered investment company or Affiliated Person of such Investment Adviser, depositor, or principal underwriter shall be disqualified from being nominated or serving as a Trustee.

For purposes of the foregoing, the following definitions apply:

"12(d) Control Person” means any person who Controls, is Controlled by, or under common Control with, a 12(d) Holder (solely for purposes of this definition, an Investment Adviser shall be deemed to Control any investment company that it advises, including any collective investment vehicle that would be an investment company but for the exception provided by Section 3(c)(1) or (7) of the 1940 Act);

"12(d) Holder” is defined as an investment company (including, for purposes of (1) below, any collective investment vehicle that would be an investment company but for the exception provided by Section 3(c)(1) or (7) of the 1940 Act) that in the aggregate owns, directly or indirectly through any companies Controlled by the 12(d) Holder, of record or beneficially as defined in Rule 13d-3 and 13d-5 of the Securities Act of 1934:

(1) More than three percent (3%) of the outstanding voting Shares of the Fund;

(2) Securities issued by the Fund having an aggregate value in excess of five percent (5%) of the total assets of such investment company or of any company or companies Controlled by such investment company;

(3) Securities issued by the Fund and by all other investment companies having an aggregate value in excess of ten percent (10%) of the total assets of the investment company making such investment or any company or companies Controlled by the investment company making such investment;

(4) Together with other investment companies having the same Investment Adviser and companies Controlled by such investment companies, more than ten percent (10%) of the total outstanding Shares of the Fund; or

(5) For an investment company operating as a “fund of funds” pursuant to Section 12(d)(1)(F) of the 1940 Act, together with all Affiliated Persons of such investment company, more than three percent (3%) of the outstanding voting Shares of the Fund (solely for purposes of determining an “Affiliated Person” for purposes of this definition, an Investment Adviser shall be deemed to Control any investment company that it advises, including any collective investment vehicle that would be an investment company but for the exception provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act).

“Pooled Vehicle” means (i) any issuer meeting the definition of an “investment company” in Section 3(a) of the 1940 Act, or (ii) any person that would meet the definition of an investment company but for the exceptions in Section 3(c) of the 1940 Act.

Bylaws

The Fund’s Bylaws were amended to provide as follows:

■	At all meetings of the Board, one-half (50%) of the Trustees then in office, including one-half (50%) of the Continuing Trustees (but in no event fewer than two Trustees), shall constitute a quorum for the transaction of business. At all meetings of any committee or subcommittee, one-half (50%) of the committee members or sub-committee members, including one-half (50%) of the committee members or sub-committee members who are Continuing Trustees (but in no event fewer than two Trustees), shall constitute a quorum for the transaction of business. Business transacted at any meeting of Shareholders shall be limited to (a) the purpose stated in the notice, (b) the adjournment of such meeting in accordance with the relevant provisions of the Bylaws, and (c) solely with respect to annual meetings, such other matters as are permitted to be presented at the meeting in accordance with the relevant provisions of the Bylaws.

■	A majority of the outstanding Shares entitled to vote at a Shareholders’ meeting, which are present in person or represented by proxy, shall constitute a quorum at the Shareholders’ meeting, except when a larger quorum is required by applicable law or the requirements of any securities exchange on which Shares are listed for trading, in which case such quorum shall comply with such requirements. Quorum

8	Invesco Dynamic Credit Opportunities Fund

shall be determined with respect to the meeting as a whole regardless of whether particular matters have achieved the requisite vote for approval, but the presence or absence of a quorum shall not prevent any adjournment at the meeting pursuant to the relevant provisions of the Bylaws.

■	When a quorum is present at any meeting, the vote of the shares as set forth in the Declaration of Trust shall decide any question brought before such meeting, unless a different vote is required by the express provision of applicable law, the Declaration of Trust, the Bylaws or other governing instrument of the Fund, in which case such express provision shall govern and control the decision of such question. Notwithstanding the foregoing, and whether or not a quorum is present, the vote of the holders of one-third (1/3) of the shares cast, or the chair of the meeting in his or her discretion, shall have the power to adjourn a meeting of the Shareholders with regard to a particular proposal scheduled to be voted on at such meeting or to adjourn such meeting entirely.
■	The matters to be considered and brought before any annual meeting of Shareholders of the Fund shall be limited to only such matters, including the nomination and election of Trustees, as shall be brought properly before such meeting in compliance with the procedures set forth in the Bylaws. For any matter to be properly brought before any annual meeting of Shareholders, the matter must be (among other requirements specified in the Bylaws), brought before the annual meeting in the manner specified in the Bylaws by a Record Owner at the time of the giving of notice, on the record date for such meeting and at the time of the meeting, or a Shareholder (a “Nominee Holder”) that holds voting securities entitled to vote at meetings of Shareholders through a nominee or “street name” holder of record and can demonstrate to the Fund such indirect ownership and such Nominee Holder’s entitlement to vote such securities, and is a Nominee Holder at the time of the giving of notice provided for in the Bylaws, on the record date for such meeting and at the time of the meeting, with proof of such ownership or holding reasonably satisfactory to the Fund to be provided by such Record Owner or Nominee Holder at each such aforementioned time.
■	Any Shareholder desiring to nominate any person(s) for election as a Trustee shall deliver, as part of such Shareholder Notice, a statement in writing with respect to the person(s) to be nominated, together with any persons to be designated as a proposed substitute nominee in the event that a proposed nominee is unwilling or unable to serve, including by reason of any disqualification (a “Proposed Nominee”) setting forth all information required by the Bylaws, including each Proposed Nominee’s written representation that he or she agrees to complete, execute, and return to the Fund within 5 business days of receipt the Fund’s form of trustee questionnaire and any supplemental information reasonably requested by the Fund.
■	Any Shareholder who gives a Shareholder Notice of any matter proposed to be brought before an annual meeting or to elect Proposed Nominees shall deliver, as part of such Shareholder Notice, all statements and representations required by the Bylaws, including: 1) a statement in writing with respect to the Shareholder and the beneficial owner, if any, on whose behalf the proposal is being made setting forth, among other requirements, the number and class of all Shares which the Shareholder has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise (including any derivative or short positions, profit interests, options or similar rights, and borrowed or loaned shares); and 2) an agreement to return to the Fund within 5 business days of receipt such other information as the Board may reasonably request.
■	To be considered a qualified representative of the Shareholder, a Person must be a duly authorized officer, manager or partner of such Shareholder, as evidenced by an incumbency certificate executed by the corporate secretary (or other duly authorized officer) of the Shareholder, or must be authorized by a writing executed by such Shareholder delivered by such Shareholder to act for such Shareholder as proxy at the meeting of Shareholders, and such Person must deliver a copy of such incumbency certificate or writing to the secretary of the meeting.
■	Only such matters shall be conducted at a special meeting of Shareholders as shall have been brought before the meeting pursuant to the Fund’s notice of meeting. Nominations of individuals for election to the Board may be made at a special meeting of Shareholders at which Trustees are to be elected: 1) pursuant to the Fund’s notice of meeting; 2) by or at the direction of the Board; or 3) provided that the Board has determined that Trustees shall be elected at such special meeting, and such special meeting shall meet all of the requirements with respect to annual meetings as if such special meeting were an annual meeting.
■	Provisions in the Bylaws regarding advance notice of Shareholder Nominees for Trustee and other Shareholder proposals shall not apply to Shareholder proposals made pursuant to Rule 14a-8 under the Exchange Act. Notwithstanding the forgoing, no Shareholder proposal may be brought before an annual meeting, whether submitted pursuant to the applicable provisions of the Bylaws or Rule 14a-8 under the Exchange Act, unless Shareholders have power to vote on the Shareholder proposal, or the subject matter of the Shareholder proposal, pursuant to the Declaration of Trust, irrespective of whether such Shareholder proposal is submitted as a precatory recommendation to the Board.
■	No person shall be eligible for election as a Trustee of the Fund unless nominated in accordance with the procedures set forth in the Bylaws.

The Fund’s Declaration of Trust and Bylaws contain other provisions, including all requirements for the conduct of shareholder meetings, and are available in their entirety upon request to the Fund’s Secretary, c/o Invesco Advisers, Inc., 1555 Peachtree Street NE, Atlanta, GA 30309.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

9	Invesco Dynamic Credit Opportunities Fund

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Fund (the Fund). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time. All shareholders in the Fund are automatically enrolled in the Plan when shares are purchased.

Plan benefits

■	Add to your account:

You may increase your shares in your Fund easily and automatically with the Plan.

■	Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Fund is trading at a premium to its net asset value (NAV). In addition , transaction costs are low because when new shares are issued by the Fund, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

■	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/closed-end.

■	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan

If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” — in the name of your brokerage firm, bank, or other financial institution — you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/closed-end, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computer-share Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. If you are writing to us, please include the Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works

If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Fund is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Fund is trading above or below NAV, the price is determined by one of two ways:

1.	Premium: If the Fund is trading at a premium - a market price that is higher than its NAV -you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Fund trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.

2.	Discount: If the Fund is trading at a discount - a market price that is lower than its NAV - you’ll pay the market price for your reinvested shares.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Fund. If the Fund is trading at or above its NAV, your new shares are issued directly by the Fund and there are no brokerage charges or fees. However, if the Fund is trading at a discount , the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/ closed-end or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Fund name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.

2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.
3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Fund and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Fund. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/closed-end.

10	Invesco Dynamic Credit Opportunities Fund

Fund Information

Portfolio Composition†*
By credit quality	% of total investments
BBB	0.62%
BBB-	3.26
BB+	5.60
BB	2.63
BB-	7.43
B+	9.72
B	19.93
B-	16.87
CCC+	6.09
CCC	1.90
CCC-	0.26
D	1.12
Non-Rated	20.46
Equity	4.11

†Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Top Five Debt Issuers*
		% of total net assets
1.	Groundworks LLC	3.12%
2.	Newday Bondco PLC	2.91
3.	PrimeFlight Aviation Services, Inc.	2.91
4.	Muth Mirror Systems, LLC	2.71
5.	Teasdale Foods, Inc.	2.35

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of February 28, 2021.

11	Invesco Dynamic Credit Opportunities Fund

Consolidated Schedule of Investments

February 28, 2021

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Variable Rate Senior Loan Interests–122.26%(b)(c)(d)
Aerospace & Defense–5.30%
Aernnova Aerospace S.A.U. (Spain)
Delayed Draw Term Loan (3 mo. EURIBOR + 3.00%)	3.00%	01/31/2027	EUR	183	$211,760
Term Loan B-1 (3 mo. EURIBOR + 3.00%)	3.00%	01/31/2027	EUR	726	838,727
Atlantic Aviation FBO, Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	3.87%	12/06/2025		$1,904	1,912,767
CEP IV Investment 16 S.a.r.L (ADB Safegate) (Luxembourg), Term Loan B(e)	–	10/03/2024	EUR	2,624	2,982,391
Dynasty Acquisition Co., Inc.
Term Loan B-1 (3 mo. USD LIBOR + 5.50%)
(Acquired 07/22/2014; Cost $144,440)	3.75%	04/08/2026		3,444	3,342,882
Term Loan B-2 (1 mo. USD LIBOR + 3.50%)	3.75%	04/08/2026		1,850	1,795,733
IAP Worldwide Services, Inc.
Revolver Loan
(Acquired 07/22/2014; Cost $1,299,963)(f)(g)(h)	0.00%	07/18/2021		1,300	1,299,963
Revolver Loan (3 mo. USD LIBOR + 5.50%)
(Acquired 07/22/2014; Cost $144,440)(f)(g)	7.00%	07/18/2021		144	144,440
Second Lien Term Loan (3 mo. USD LIBOR + 6.50%)
(Acquired 07/22/2014; Cost $1,585,879)(f)(g)	8.00%	07/18/2021		1,595	1,594,629
Maxar Technologies Ltd. (Canada), Term Loan B (1 mo. USD LIBOR + 2.75%)	2.87%	10/04/2024		1,004	996,375
NAC Aviation 8 Ltd. (Ireland), Junior Loan Series 3 (1 mo. USD LIBOR + 6.50%)(e)(f)	6.62%	12/31/2021		3,203	3,203,011
PAE Holdings Corp., Term Loan (1 mo. USD LIBOR + 4.50%)	5.25%	10/13/2027		1,361	1,372,026
Peraton Corp.
Delayed Draw Term Loan(h)	0.00%	02/01/2028		5,164	5,190,168
Second Lien Term Loan(e)(f)	–	02/26/2029		2,044	2,013,095
Term Loan B(e)	–	02/01/2028		2,934	2,949,116
Spirit Aerosystems, Inc., Term Loan B (1 mo. USD LIBOR + 5.25%)	6.00%	01/15/2025		1,829	1,846,777
TransDigm, Inc.
Term Loan E (1 mo. USD LIBOR + 2.25%)	2.36%	05/30/2025		4,874	4,819,493
Term Loan F (1 mo. USD LIBOR + 2.25%)	2.36%	12/09/2025		1,351	1,335,610
Term Loan G (1 mo. USD LIBOR + 2.25%)	2.36%	08/22/2024		2,081	2,059,762
Vectra Co., First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	3.36%	03/08/2025		198	196,167
					40,104,892
Air Transport–6.11%
Avolon TLB Borrower 1 (US) LLC
Term Loan B-3 (3 mo. USD LIBOR + 1.75%)	2.50%	01/15/2025		48	47,509
Term Loan B-4 (1 mo. USD LIBOR + 1.50%)	2.25%	02/10/2027		1,326	1,317,093
Term Loan B-5 (1 mo. USD LIBOR + 2.50%)	3.25%	12/01/2027		2,583	2,592,104
Delta Air Lines, Inc., Term Loan B (1 mo. USD LIBOR + 4.75%)	5.75%	05/01/2023		1,594	1,609,512
eTraveli Group Holding AB (Sweden), Term Loan B-1 (3 mo. EURIBOR + 4.50%)	4.50%	08/02/2024	EUR	4,415	5,051,733
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Term Loan (1 mo. USD LIBOR + 5.25%)	6.25%	06/21/2027		5,529	5,916,046
PrimeFlight Aviation Services, Inc.
Delayed Draw Term Loan (1 mo. USD LIBOR + 5.50%)(f)	6.50%	05/09/2024		3,227	3,162,742
Incremental Delayed Draw Term Loan (1 mo. USD LIBOR + 5.50%)(f)	6.50%	05/09/2024		7,030	6,889,460
Incremental Delayed Draw Term Loan(f)(h)	0.00%	05/09/2024		2,466	2,417,081
Term Loan (1 mo. USD LIBOR + 5.50%)(f)	6.50%	05/09/2024		9,682	9,488,225
SkyMiles IP Ltd., Term Loan (3 mo. USD LIBOR + 3.75%)	4.75%	10/01/2027		7,330	7,771,975
					46,263,480
Automotive–8.95%
American Axle & Manufacturing, Inc., Term Loan B (3 mo. USD LIBOR + 2.25%)	3.00%	04/06/2024		276	276,347
Autokiniton US Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 5.75%)(f)	5.87%	05/22/2025		2,463	2,481,799
BCA Marketplace PLC (Luxembourg), Term Loan B-1 (3 mo. GBP LIBOR + 4.75%)	4.84%	09/24/2026	GBP	1,000	1,387,230
Belron Finance US LLC, Incremental Term Loan (1 mo. USD LIBOR + 2.25%)	2.46%	10/30/2026		190	190,529
Ford Motor Co., Delayed Draw Term Loan (3 mo. USD LIBOR + 1.25%)	1.87%	12/31/2022		4,842	4,720,602

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Automotive–(continued)
Garrett Borrowing LLC
DIP Term Loan (1 mo. USD LIBOR + 4.50%)(f)(i)	5.50%	03/31/2021		$1,723	$1,727,183
Term Loan A(e)(i)	–	09/27/2023	EUR	867	1,043,488
Term Loan B(e)(i)	–	09/27/2025	EUR	541	651,506
Term Loan B (1 mo. USD LIBOR + 3.50%)(i)	5.75%	09/27/2025		4,558	4,546,549
Goodyear Tire & Rubber Co. (The), Second Lien Term Loan (3 mo. USD LIBOR + 2.00%)	2.13%	03/03/2025		1,476	1,460,980
Highline Aftermarket Acquisition LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	5.25%	10/28/2027		2,758	2,771,742
Les Schwab Tire Centers, Term Loan (1 mo. USD LIBOR + 3.50%)	4.25%	10/26/2027		3,491	3,508,632
Mavis Tire Express Services Corp.
Term Loan (3 mo. USD LIBOR + 3.25%)	3.50%	03/20/2025		1,182	1,176,960
Term Loan (1 mo. USD LIBOR + 4.00%)	5.00%	03/20/2025		1,261	1,268,114
Muth Mirror Systems LLC
Revolver Loan(f)(h)	0.00%	04/23/2025		1,677	1,608,434
Term Loan (3 mo. USD LIBOR + 5.25%)(f)	6.25%	04/23/2025		19,726	18,917,200
Navistar, Inc., Term Loan B (3 mo. USD LIBOR + 3.50%)	3.62%	11/06/2024		51	50,729
Panther BF Aggregator 2 L.P. (Canada), Term Loan (3 mo. USD LIBOR + 3.50%)	3.61%	04/30/2026		391	392,668
Project Boost Purchaser LLC, Term Loan C (1 mo. USD LIBOR + 4.25%)	5.00%	06/01/2026		453	456,834
Superior Industries International, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	4.11%	05/22/2024		1,770	1,766,264
Tenneco, Inc., Term Loan B (3 mo. USD LIBOR + 3.00%)	3.11%	10/01/2025		2,042	2,007,022
TI Group Automotive Systems LLC, Term Loan B (1 mo. USD LIBOR + 3.75%)	4.50%	12/31/2024		359	360,661
Transtar Industries, Inc.
Delayed Draw Term Loan(f)(h)	0.00%	01/22/2027		1,217	1,193,178
Term Loan A (3 mo. USD LIBOR + 7.00%)(f)	8.00%	01/22/2027		8,871	8,693,154
Truck Hero, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	01/20/2028		1,311	1,314,186
Visteon Corp., Term Loan (3 mo. USD LIBOR + 1.75%)	1.86%	03/25/2024		147	146,258
Wand NewCo 3, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	3.11%	02/05/2026		256	255,095
Winter Park Intermediate, Inc., First Lien Term Loan (1 mo. USD LIBOR + 5.25%)	6.25%	11/06/2027		3,374	3,375,619
					67,748,963
Beverage & Tobacco–0.42%
AI Aqua Merger Sub, Inc.
First Lien Incremental Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	12/13/2023		2,288	2,288,361
First Lien Incremental Term Loan (1 mo. USD LIBOR + 4.25%)	5.25%	12/13/2023		287	288,769
First Lien Incremental Term Loan (1 mo. USD LIBOR + 5.25%)	6.25%	12/13/2023		99	99,570
Arctic Glacier U.S.A., Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	4.50%	03/20/2024		517	488,121
					3,164,821
Building & Development–1.48%
ACProducts, Inc., First Lien Term Loan (1 mo. USD LIBOR + 6.50%)	7.50%	08/18/2025		518	531,474
Apcoa Parking Holdings GmbH (Germany)
Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	03/20/2024	EUR	3,141	3,606,820
Term Loan B-2 (3 mo. EURIBOR + 7.25%)	7.25%	03/20/2024	EUR	758	910,984
Brookfield Retail Holdings VII Sub 3 LLC
Term Loan A-2 (3 mo. USD LIBOR + 3.00%)	3.11%	08/28/2023		656	645,269
Term Loan B (3 mo. USD LIBOR + 2.50%)	2.61%	08/27/2025		804	785,665
CRH Europe Distribution (Netherlands), Term Loan A (3 mo. EURIBOR + 4.25%)	4.25%	11/29/2025	EUR	1,201	1,450,785
LBM Holdings LLC
Delayed Draw Term Loan(h)	0.00%	12/08/2027		235	235,422
Term Loan(e)	–	12/08/2027		1,056	1,059,398
Werner FinCo L.P., Term Loan (3 mo. USD LIBOR + 4.00%)	5.00%	07/24/2024		1,987	1,988,126
					11,213,943
Business Equipment & Services–11.11%
AutoScout24 (Speedster Bidco GmbH) (Germany), Second Lien Term Loan (3 mo. EURIBOR + 6.25%)	6.25%	02/14/2028	EUR	2,040	2,475,528
AVS Group GmbH (Germany), Term Loan B-2(e)	–	09/10/2026	EUR	1,339	1,598,902
Blackhawk Network Holdings, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)(f)	7.13%	06/15/2026		385	382,536
Blucora, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	5.00%	05/22/2024		721	723,206
Cast & Crew Payroll LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	3.86%	02/09/2026		328	326,022

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Business Equipment & Services–(continued)
Checkout Holding Corp.
PIK Term Loan, 9.50% PIK Rate, 2.00% Cash Rate
(Acquired 02/15/2019-02/26/2021; Cost $635,955)(g)(j)	9.50%	08/15/2023		$638	$228,021
Term Loan (3 mo. USD LIBOR + 7.50%)
(Acquired 02/15/2019-11/12/2020; Cost $441,252)(g)	8.50%	02/15/2023		475	413,457
Ciox, Term Loan(e)	–	12/16/2025		1,776	1,787,283
Constant Contact, Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)(f)	7.62%	02/15/2029		1,514	1,486,968
CRCI Longhorn Holdings, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	7.36%	08/08/2026		86	84,300
Crossmark Holdings, Inc., Term Loan (3 mo. USD LIBOR + 10.00%)
(Acquired 07/26/2019-01/06/2021; Cost $512,627)(g)	11.00%	07/26/2023		525	516,170
Dakota Holding Corp.
First Lien Term Loan B (1 mo. USD LIBOR + 3.75%)	4.75%	04/09/2027		2,811	2,831,729
Second Lien Term Loan B (1 mo. USD LIBOR + 8.00%)(f)	9.00%	03/06/2028		1,249	1,277,320
Dun & Bradstreet Corp. (The), Term Loan(e)	–	02/06/2026		764	766,772
Garda World Security Corp. (Canada), Term Loan (1 mo. USD LIBOR + 4.75%)	4.99%	10/30/2026		286	286,791
GI Revelation Acquisition LLC
First Lien Term Loan (3 mo. USD LIBOR + 5.00%)	5.11%	04/16/2025		938	935,604
Second Lien Term Loan (3 mo. USD LIBOR + 9.00%)	9.11%	04/16/2026		596	599,188
Holding Socotec (France)
Incremental Term Loan (3 mo. EURIBOR + 4.00%)	4.00%	07/29/2024	EUR	2,156	2,608,432
Term Loan B-2(e)	–	07/29/2024	GBP	1,500	2,079,351
I-Logic Technologies Bidco Ltd. (United Kingdom), First Lien Term Loan B(e)	–	10/31/2027	EUR	1,044	1,268,949
INDIGOCYAN Midco Ltd. (Jersey), Term Loan B (3 mo. GBP LIBOR + 4.75%)	4.81%	06/23/2024	GBP	7,860	10,348,337
Karman Buyer Corp., Term Loan B (1 mo. USD LIBOR + 5.25%)	6.00%	10/31/2027		2,272	2,289,159
Learning Care Group (US) No. 2, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.25%)(f)	4.25%	03/13/2025		32	31,032
Monitronics International, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 6.50%)	7.75%	03/29/2024		8,022	7,618,358
Term Loan (1 mo. USD LIBOR + 5.00%)	6.50%	08/30/2024		5,859	5,882,603
NAS, LLC
Revolver Loan(f)(h)	0.00%	06/01/2024		920	905,723
Term Loan (3 mo. USD LIBOR + 6.50%)(f)	7.50%	06/01/2024		9,097	8,960,189
NielsenIQ, Inc.
Term Loan B(e)	–	02/05/2028		1,729	1,734,216
Term Loan B(e)	–	02/05/2028	EUR	2,434	2,949,928
OCM System One Buyer CTB LLC, Term Loan B(e)(f)	–	02/28/2028		1,224	1,230,256
Protect America
Revolver Loan (1 mo. USD LIBOR + 3.00%)(f)	3.12%	09/01/2024		4,166	3,832,998
Revolver Loan(f)(h)	0.00%	09/01/2024		138	126,816
Red Ventures LLC (New Imagitas, Inc.), Term Loan B-3 (1 mo. USD LIBOR + 3.50%)	4.25%	11/08/2024		709	711,290
Spin Holdco, Inc., First Lien Term Loan B-1 (3 mo. USD LIBOR + 3.25%)	4.25%	11/14/2022		6,182	6,186,044
UnitedLex Corp., Term Loan (3 mo. USD LIBOR + 5.75%)(f)	5.99%	03/20/2027		959	958,840
Ventia Deco LLC, Term Loan B (1 mo. USD LIBOR + 4.00%)	5.00%	05/21/2026		2,571	2,582,690
Virtusa Corp., Term Loan B(e)	–	12/09/2027		1,048	1,056,254
Wash MultiFamily Acquisition, Inc.
First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	05/16/2022		604	604,312
First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	05/16/2022		50	49,606
West Corp., Term Loan B (3 mo. USD LIBOR + 4.00%)	5.00%	10/10/2024		1,235	1,220,477
WowMidco S.A.S. (France), Term Loan B (3 mo. GBP LIBOR + 4.50%)	4.53%	08/08/2026	GBP	1,531	2,138,745
					84,094,402
Cable & Satellite Television–0.63%
Charter Communications Operating LLC, Term Loan B-1 (1 mo. USD LIBOR + 1.75%)	1.87%	04/30/2025		16	15,345
CSC Holdings LLC
Term Loan (3 mo. USD LIBOR + 2.25%)	2.36%	07/17/2025		3	3,076
Term Loan (1 mo. USD LIBOR + 2.50%)	2.61%	04/15/2027		83	83,195
Numericable-SFR S.A. (France), Term Loan B-12 (3 mo. USD LIBOR + 3.69%)(f)	3.80%	01/31/2026		532	532,433
UPC Financing Partnership
Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	3.61%	01/31/2029		2,005	2,011,577
Term Loan B-2 (1 mo. USD LIBOR + 3.50%)	3.61%	01/31/2029		2,005	2,011,578

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Cable & Satellite Television–(continued)
Virgin Media Bristol LLC (United Kingdom), Term Loan(e)	–	01/15/2029		$115	$115,431
					4,772,635
Chemicals & Plastics–5.48%
Alpha US Bidco, Inc., Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	4.00%	01/31/2024		43	42,867
Aruba Investments, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	4.75%	11/24/2027		781	790,291
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	8.50%	11/24/2028		1,459	1,475,837
Ascend Performance Materials Operations LLC, Term Loan (3 mo. USD LIBOR + 4.75%)	5.50%	08/27/2026		4,629	4,697,669
BASF Construction Chemicals (Germany)
Term Loan (3 mo. EURIBOR + 4.50%)	4.50%	08/07/2027	EUR	949	1,152,637
Term Loan B-1 (3 mo. EURIBOR + 4.50%)	4.50%	07/30/2027	EUR	981	1,191,836
BCPE Max Dutch Bidco B.V. (Netherlands)
Term Loan B(e)	–	10/31/2025	EUR	832	1,003,559
Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	10/31/2025	EUR	1,328	1,607,996
Charter NEX US, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	5.00%	12/01/2027		1,328	1,340,689
Colouroz Investment LLC (Germany)
First Lien Term Loan B-5
(Acquired 06/24/2020-09/30/2020; Cost $358,118)(e)(g)	0.75%	09/21/2023	EUR	373	440,514
First Lien Term Loan B-6
(Acquired 08/13/2020-09/30/2020; Cost $50,020)(e)(g)	–	09/21/2023	EUR	48	56,236
First Lien Term Loan B-7
(Acquired 08/13/2020-09/30/2020; Cost $122,300)(e)(g)	–	09/21/2023	EUR	116	137,503
PIK First Lien Term Loan B-2, 0.75% PIK Rate, 5.25% Cash Rate(j)	0.75%	09/21/2023		2,716	2,643,230
PIK First Lien Term Loan B-4, 0.75% PIK Rate, 5.00% Cash Rate
(Acquired 06/09/2020-12/31/2020; Cost $114,523)(g)(j)	0.75%	09/21/2023	EUR	109	129,093
PIK First Lien Term Loan C, 0.75% PIK Rate, 5.25% Cash Rate(j)	0.75%	09/21/2023		435	423,424
PIK First Lien Term Loan, 0.75% PIK Rate, 5.00% Cash Rate
(Acquired 06/08/2020-12/31/2020; Cost $4,850,767)(g)(j)	0.75%	09/21/2023	EUR	4,649	5,489,754
PIK Second Lien Term Loan B-2, 5.75% PIK Rate, 5.25% Cash Rate(j)	5.75%	09/05/2022		28	24,135
Term Loan B-3(e)	–	09/21/2023	EUR	2	2,060
Emerald Performance Materials LLC, Term Loan B (1 mo. USD LIBOR + 4.00%)	5.00%	08/11/2025		427	429,128
Fusion, Term Loan(e)(f)	–	01/07/2026		1,187	1,174,715
Gemini HDPE LLC, Term Loan B (1 mo. USD LIBOR + 3.00%)	3.50%	12/11/2027		1,471	1,469,717
H.B. Fuller Co., Term Loan (3 mo. USD LIBOR + 2.00%)	2.11%	10/20/2024		11	11,113
ICP Group Holdings LLC
First Lien Term Loan(e)	–	01/14/2028		1,257	1,260,486
Second Lien Term Loan(e)	–	01/14/2029		268	271,844
Ineos Quattro Holdings Ltd. (United Kingdom), Term Loan B(e)	–	01/21/2026		2,622	2,636,555
Invictus US NewCo LLC, Second Lien Term Loan (3 mo. USD LIBOR + 6.75%)	6.86%	03/30/2026		1,058	1,050,976
Kersia International S.A.S. (Belgium), Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	11/30/2027	EUR	1,196	1,448,260
KPEX Holdings, Inc.
Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)	8.00%	01/31/2026		230	209,709
Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	01/31/2025		251	241,180
Lummus Technology (Illuminate Buyer, LLC) , Term Loan B (1 mo. USD LIBOR + 3.50%)	3.61%	06/30/2027		1,099	1,101,161
Messer Industries USA, Inc., Term Loan B-1 (3 mo. USD LIBOR + 2.50%)	2.75%	03/02/2026		266	266,531
Natgasoline LLC, Term Loan (3 mo. USD LIBOR + 3.50%)(f)	3.63%	11/14/2025		215	215,601
Oxea Corp.
Term Loan B-1(e)	–	10/11/2024	EUR	341	410,510
Term Loan B-2 (3 mo. USD LIBOR + 3.50%)	3.63%	10/14/2024		1,014	1,011,472
Perstorp Holding AB (Sweden)
Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	02/26/2026	EUR	1,915	2,271,275
Term Loan B (3 mo. USD LIBOR + 4.75%)	5.02%	02/27/2026		500	489,046
Potters Industries LLC, Term Loan B (1 mo. USD LIBOR + 4.00%)(f)	4.75%	11/19/2027		777	782,082
PQ Corp.
Term Loan B (1 mo. USD LIBOR + 3.00%)	4.00%	02/07/2027		1,372	1,379,749
Term Loan B-1 (3 mo. USD LIBOR + 2.25%)	2.46%	02/07/2027		83	82,739
Proampac PG Borrower LLC, Term Loan(e)	–	11/03/2025		625	627,949
					41,491,128

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Clothing & Textiles–1.21%
ABG Intermediate Holdings 2 LLC, Incremental Term Loan (1 mo. USD LIBOR + 5.25%)	6.25%	09/29/2024		$253	$255,352
Gloves Buyer, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	4.75%	01/20/2028		1,042	1,044,820
International Textile Group, Inc., First Lien Term Loan (3 mo. USD LIBOR + 5.00%)	5.25%	05/01/2024		351	331,075
Kontoor Brands, Inc., Term Loan B (3 mo. USD LIBOR + 4.25%)(f)	4.36%	05/17/2026		442	443,438
Mascot Bidco Oy (Finland)
Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	03/30/2026	EUR	2,392	2,859,224
Term Loan B-2 (3 mo. EURIBOR + 6.25%)	6.25%	03/30/2026	EUR	1,298	1,568,032
Tumi, Inc., Incremental Term Loan B (1 mo. USD LIBOR + 4.50%)	5.50%	04/25/2025		2,640	2,670,905
					9,172,846
Conglomerates–0.36%
Safe Fleet Holdings LLC
First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	4.00%	02/03/2025		2,017	1,989,401
First Lien Term Loan B-1 (3 mo. USD LIBOR + 3.75%)(f)	4.75%	02/03/2025		431	429,704
Second Lien Term Loan (3 mo. USD LIBOR + 6.75%)	7.75%	02/02/2026		297	270,036
					2,689,141
Containers & Glass Products–6.00%
Berlin Packaging LLC
Term Loan (3 mo. USD LIBOR + 3.00%)	3.26%	11/07/2025		137	136,557
Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	3.26%	11/07/2025		5	5,222
Brook and Whittle Holding Corp., Term Loan (3 mo. USD LIBOR + 6.00%)(f)	7.00%	10/17/2024		9,669	9,523,501
Consolidated Container Co. LLC, Term Loan B(e)	–	01/29/2028		1,893	1,892,562
Duran Group (Germany)
Term Loan B-2 (3 mo. USD LIBOR + 4.25%)	5.00%	03/29/2024		3,539	3,424,355
Term Loan B-3 (3 mo. EURIBOR + 4.25%)	4.25%	12/20/2024	EUR	6,384	7,451,824
Fort Dearborn Holding Co., Inc.
First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.00%	10/19/2023		789	789,011
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	9.50%	10/21/2024		231	229,580
Graham Packaging Co., Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	3.75%	07/29/2027		628	629,792
Hoffmaster Group, Inc., First Lien Term Loan B-1 (3 mo. USD LIBOR + 4.00%)	5.00%	11/21/2023		3,852	3,564,669
Keter Group B.V. (Netherlands)
Term Loan B-1 (3 mo. EURIBOR + 4.25%)	5.25%	10/31/2023	EUR	6,362	7,601,638
Term Loan B-3 (3 mo. EURIBOR + 4.25%)	5.25%	10/31/2023	EUR	3,483	4,161,355
Klockner Pentaplast of America, Inc.
Term Loan B(e)	–	03/01/2026	EUR	2,070	2,492,642
Term Loan B(e)	–	03/01/2026		416	418,009
Libbey Glass, Inc., Term Loan
(Acquired 11/13/2020; Cost $1,095,911)(e)(g)	–	11/12/2025		1,213	1,201,971
Pretium PKG Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	10/14/2027		1,093	1,099,082
TricorBraun, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	11/30/2023		529	529,058
Trident TPI Holdings, Inc., Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	4.00%	10/17/2024		262	262,215
					45,413,043
Cosmetics & Toiletries–1.69%
Alphabet Holding Co., Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)	7.86%	09/26/2025		2,205	2,217,278
Anastasia Parent LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	4.00%	08/11/2025		560	387,485
Coty, Inc., Term Loan B (3 mo. USD LIBOR + 2.25%)	2.37%	04/05/2025		4,964	4,816,450
Domtar Personal Care, Term Loan B(e)(f)	–	03/01/2028		1,571	1,576,838
KDC/One (Canada), Term Loan (3 mo. EURIBOR + 5.00%)	5.00%	12/22/2025	EUR	699	846,954
Rodenstock GmbH (Germany), Term Loan B (3 mo. EURIBOR + 5.25%)	5.25%	06/05/2026	EUR	2,397	2,912,789
					12,757,794
Drugs–0.13%
Bausch Health Americas, Inc. (Canada), Term Loan (3 mo. USD LIBOR + 3.00%)	3.11%	06/02/2025		74	73,951
Endo LLC, Term Loan (3 mo. USD LIBOR + 4.25%)	5.00%	04/29/2024		909	906,117
Grifols Worldwide Operations USA, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	2.09%	11/15/2027		5	5,147
					985,215

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Ecological Services & Equipment–4.10%
EnergySolutions LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	4.75%	05/11/2025		$1,108	$1,106,503
Groundworks LLC
Delayed Draw Term Loan (3 mo. USD LIBOR + 5.00%)(f)	6.00%	01/17/2026		5,855	5,738,102
Delayed Draw Term Loan (3 mo. USD LIBOR + 6.25%)(f)	7.25%	01/17/2026		1,327	1,306,760
Delayed Draw Term Loan(f)(h)	0.00%	01/17/2026		3,096	3,049,107
First Lien Incremental Term Loan (3 mo. USD LIBOR + 6.25%)(f)	7.25%	01/17/2026		13,293	13,027,270
Revolver Loan(f)(h)	0.00%	01/17/2026		520	509,293
OGF (France), Term Loan B(e)	–	04/11/2023	EUR	3,140	3,735,215
Patriot Container Corp.
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.50%	03/20/2025		299	298,574
Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)	8.75%	03/20/2026		166	155,491
TruGreen L.P., Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)(f)	9.25%	11/02/2028		1,509	1,565,815
Tunnel Hill Partners L.P., Term Loan (3 mo. USD LIBOR + 3.50%)
(Acquired 10/01/2018; Cost $565,462)(g)	3.61%	02/06/2026		566	554,638
					31,046,768
Electronics & Electrical–11.74%
Barracuda Networks, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	7.50%	10/30/2028		200	204,024
Boxer Parent Co., Inc., Term Loan B(e)	–	10/02/2025	EUR	1,201	1,448,903
Cambium Learning Group, Inc., Incremental Term Loan (1 mo. USD LIBOR + 4.50%)	4.75%	12/18/2025		1,056	1,059,307
Camelia Bidco Ltd. (United Kingdom), Term Loan B-1 (3 mo. GBP LIBOR + 4.75%)	4.78%	10/14/2024	GBP	2,188	3,033,061
CDK International (Concorde Lux) (Luxembourg), Term Loan B(e)	–	02/19/2028	EUR	968	1,172,323
CommerceHub, Inc., Term Loan B(e)	–	01/01/2028		1,319	1,327,624
Dedalus Finance GmbH (Germany), Term Loan(e)	–	07/16/2027	EUR	1,549	1,881,768
Delta Topco, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	8.00%	12/01/2028		637	654,496
Devoteam (Castillon S.A.S. - Bidco) (France)
Term Loan B-1 (3 mo. EURIBOR + 4.50%)	4.50%	10/09/2027	EUR	1,073	1,294,310
Term Loan B-2(e)	–	10/09/2027	EUR	300	361,438
Diebold Nixdorf, Inc., Term Loan B (3 mo. USD LIBOR + 2.75%)	2.88%	11/06/2023		1,487	1,464,288
E2Open LLC, Term Loan(e)	–	02/04/2028		38	37,794
ETA Australia Holdings III Pty. Ltd. (Australia), First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	4.11%	05/06/2026		1,094	1,091,089
Everest Bidco S.A.S. (France), First Lien Term Loan B (3 mo. EURIBOR + 3.25%)	3.25%	07/04/2025	EUR	1,591	1,898,472
Finastra USA, Inc. (United Kingdom), First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.50%	06/13/2024		629	623,894
Forcepoint, Term Loan B(e)	–	02/01/2028		1,297	1,298,739
Hyland Software, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)	7.75%	07/07/2025		363	367,945
Imperva, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)	8.75%	01/11/2027		924	908,709
Infinite Electronics
Second Lien Term Loan(e)	–	02/24/2029		427	428,838
Term Loan B(e)	–	02/24/2028		1,110	1,112,851
Liftoff Mobile, Inc., Term Loan B(e)	–	02/17/2028		1,025	1,025,044
LogMeIn, Term Loan B (1 mo. USD LIBOR + 4.75%)	4.87%	08/28/2027		6,697	6,704,654
Marcel Bidco LLC, Term Loan B(e)(f)	–	12/31/2027		529	532,336
Mavenir Systems, Inc., Term Loan (1 mo. USD LIBOR + 6.00%)	7.00%	05/08/2025		3,600	3,608,545
Micro Holding L.P., Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	09/13/2024		2,472	2,483,325
Natel Engineering Co., Inc., Term Loan (3 mo. USD LIBOR + 5.00%)	6.00%	04/29/2026		3,330	3,178,380
NCR Corp., Term Loan B (1 mo. USD LIBOR + 2.50%)	2.72%	08/28/2026		1,914	1,903,253
Neustar, Inc.
Term Loan B-4 (3 mo. USD LIBOR + 3.50%)	4.50%	08/08/2024		2,971	2,872,309
Term Loan B-5 (3 mo. USD LIBOR + 4.50%)	5.50%	08/08/2024		982	958,563
Optiv, Inc.
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	8.25%	01/31/2025		632	537,222
Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	02/01/2024		5,453	5,222,878
Project Accelerate Parent LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	5.25%	01/02/2025		2,117	2,032,439
Project Leopard Holdings, Inc.
Incremental Term Loan (3 mo. USD LIBOR + 4.25%)	5.25%	07/07/2023		2,878	2,894,850
Term Loan (3 mo. USD LIBOR + 4.50%)	5.50%	07/07/2023		891	894,143
Quest Software US Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	4.46%	05/16/2025		5,717	5,740,324
RealPage, Inc., Term Loan B(e)	–	02/15/2028		2,581	2,587,664

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Electronics & Electrical–(continued)
Renaissance Holding Corp., Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)	7.11%	05/29/2026		$632	$632,998
Resideo Funding, Inc., Term Loan B(e)	–	02/08/2028		685	684,929
Riverbed Technology, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 6.00%)	7.00%	12/31/2025		6,199	6,040,619
PIK Second Lien Term Loan, 4.50% PIK Rate, 7.50% Cash Rate(j)	4.50%	12/31/2026		2,306	1,877,245
Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	04/24/2022		245	240,401
Sandvine Corp.
First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	4.61%	10/31/2025		2,007	1,982,039
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	8.11%	11/02/2026		302	278,647
SkillSoft Corp., Term Loan (1 mo. USD LIBOR + 7.50%)	8.50%	04/27/2025		3,064	3,062,746
SmartBear (AQA Acquisition Holdings, Inc), Term Loan B(e)(f)	–	12/01/2027		920	923,350
Sophos (Surf Holdings LLC) (United Kingdom), Term Loan(e)	–	03/05/2027		190	190,052
Ultimate Software Group, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	7.50%	05/10/2027		117	121,541
Veritas US, Inc., Term Loan B-1 (3 mo. EURIBOR + 5.50%)	6.50%	08/13/2025	EUR	4,119	5,020,072
WebPros, Term Loan (1 mo. USD LIBOR + 5.25%)(f)	5.75%	02/18/2027		1,701	1,717,807
Weld North Education LLC, Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	12/17/2027		1,229	1,232,868
					88,851,116
Financial Intermediaries–2.32%
Alter Domus (Participations S.a.r.l.) (Luxembourg)
Term Loan B(e)	–	02/28/2028	EUR	970	1,175,076
Term Loan B(e)	–	02/28/2028		500	501,674
Citadel Advisors Holdings L.P., Term Loan B(e)	–	02/15/2028		484	482,267
Evergood 4 APS (Denmark), Second Lien Term Loan (3 mo. EURIBOR + 7.00%)	8.00%	02/06/2027	EUR	4,631	5,600,108
Everi Payments, Inc., Term Loan B (1 mo. USD LIBOR + 10.50%)(f)	12.00%	05/09/2024		165	173,607
GEO Group, Inc. (The), Term Loan (3 mo. USD LIBOR + 2.00%)	2.75%	03/22/2024		109	100,238
MoneyGram International, Inc., Term Loan (3 mo. USD LIBOR + 6.00%)	7.00%	06/30/2023		5,037	5,047,668
Stiphout Finance LLC, Incremental Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	10/26/2025		225	225,226
Tegra118 Wealth Solutions, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	4.94%	02/10/2027		840	844,666
TMF Group Holdco B.V. (Netherlands), Incremental Second Lien Term Loan(e)	–	06/08/2026	EUR	1,127	1,347,076
Washington Prime Group L.P.
Revolver Loan(h)	0.00%	12/30/2021		1,732	1,602,403
Term Loan(e)	–	12/30/2022		485	448,673
					17,548,682
Food Products–4.72%
Biscuit International S.A.S. (France), First Lien Term Loan (3 mo. EURIBOR + 4.00%)	4.00%	02/07/2027	EUR	1,475	1,764,273
BrightPet
Delayed Draw Term Loan(f)(h)	0.00%	10/05/2026		1,202	1,177,900
Incremental Term Loan B (3 mo. USD LIBOR + 6.25%)(f)	7.25%	10/05/2026		4,325	4,238,487
Revolver Loan(f)(h)	0.00%	10/05/2026		1,466	1,436,647
Term Loan B (3 mo. USD LIBOR + 6.25%)(f)	7.25%	10/05/2026		4,207	4,122,649
CSM Bakery Supplies LLC, First Lien Term Loan (1 mo. USD LIBOR + 6.25%)	7.25%	01/04/2022		2,571	2,559,004
Froneri International PLC (United Kingdom)
Second Lien Term Loan (6 mo. EURIBOR + 5.75%)	5.75%	01/28/2028	EUR	275	335,682
Second Lien Term Loan (1 mo. USD LIBOR + 5.75%)	5.86%	01/29/2028		839	853,434
H-Food Holdings LLC, Incremental Term Loan B-3 (1 mo. USD LIBOR + 5.00%)	6.00%	05/23/2025		296	298,636
JBS USA Lux S.A., Term Loan (1 mo. USD LIBOR + 2.00%)	2.11%	05/01/2026		102	101,699
Shearer’s Foods LLC
First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	4.75%	09/15/2027		2,343	2,358,010
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	8.75%	09/15/2028		223	223,208
Teasdale Foods, Inc., Term Loan B (3 mo. USD LIBOR + 6.25%)(f)	7.25%	12/18/2025		16,604	16,272,287
					35,741,916
Food Service–0.93%
Carlisle FoodService Products, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	4.00%	03/20/2025		746	719,213
Euro Garages (Netherlands)
Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	02/07/2025	EUR	1,183	1,416,464
Term Loan B (3 mo. GBP LIBOR + 4.75%)	4.77%	02/07/2025	GBP	2,369	3,278,387

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Food Service–(continued)
Financiere Pax SAS, Term Loan B(e)	–	07/01/2026	EUR	1,461	$1,630,882
NPC International, Inc., Second Lien Term Loan(i)(k)	0.00%	04/18/2025		$344	6,878
					7,051,824
Forest Products–0.12%
Royal Oak Enterprises LLC, Incremental Term Loan (e)	–	12/10/2027		930	935,221
Health Care–9.69%
ADMI Corp., Term Loan (e)	–	12/23/2027		711	709,016
AI Sirona (Luxembourg) Acquisition S.a.r.l. (Luxembourg), Term Loan B (1 mo. EURIBOR + 3.75%)	3.75%	09/30/2025	EUR	310	375,176
athenahealth, Inc., Term Loan B(e)	–	02/11/2026		790	796,339
Curium BidCo S.a.r.l. (Luxembourg), Term Loan(e)(f)	–	12/02/2027		1,323	1,316,099
Dentalcorp Perfect Smile ULC (Canada), Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)	8.50%	06/08/2026		1,060	1,060,277
Domus Vi (France), Term Loan(e)	–	10/31/2026	EUR	624	756,782
Explorer Holdings, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	5.50%	02/04/2027		243	244,673
Incremental Term Loan(e)	–	02/04/2027		988	993,650
EyeCare Partners LLC, Term Loan B (1 mo. USD LIBOR + 3.75%)	3.87%	02/05/2027		124	122,347
Gainwell Holding Corp.
Term Loan B(e)	–	10/01/2027		2,358	2,354,662
Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	10/01/2027		1,941	1,939,014
Global Medical Response, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	5.75%	10/02/2025		2,707	2,714,242
HC Group Holdings III, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	3.86%	08/06/2026		1,411	1,414,768
Inovie Group Bidco (Labosud) (France), Term Loan B(e)	–	12/08/2027	EUR	2,400	2,909,957
IWH UK Midco Ltd. (United Kingdom), Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	01/31/2025	EUR	7,484	8,693,469
MB2 Dental Solutions, LLC
Revolver Loan(f)(h)	0.00%	10/01/2025		1,553	1,553,433
Term Loan B (3 mo. USD LIBOR + 6.00%)(f)	6.21%	01/29/2027		8,828	8,676,867
MedAssets Sotware Intermediate Holdings, Inc., First Lien Term Loan(e)	–	01/28/2028		1,554	1,560,538
Nemera (Financiere N BidCo) (France)
Incremental Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	01/22/2026	EUR	453	544,297
Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	01/22/2026	EUR	633	761,156
Neuraxpharm (Cerebro BidCo/Blitz F20-80 GmbH) (Germany)
Term Loan B(e)	–	10/29/2027	EUR	867	1,055,654
Term Loan B-2(e)	–	10/29/2027	EUR	501	609,790
Nidda Healthcare Holding AG (Germany), Term Loan F (3 mo. GBP LIBOR + 4.50%)	4.56%	08/21/2026	GBP	1,185	1,649,230
Packaging Coordinators Midco, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	11/30/2027		1,569	1,577,128
Prophylaxis B.V. (Netherlands)
PIK Term Loan B, 9.75% PIK Rate, 0.50% Cash Rate(f)(j)	9.75%	06/30/2025	EUR	1,440	1,756,801
Term Loan A (3 mo. EURIBOR + 4.50%)(f)	4.50%	06/30/2025	EUR	3,801	4,557,885
Revint Intermediate II LLC, Term Loan (1 mo. USD LIBOR + 5.00%)	5.75%	10/08/2027		2,366	2,386,257
Surgery Center Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	09/02/2024		6	5,659
Synlab Bondco PLC (United Kingdom), Term Loan B-4 (3 mo. EURIBOR + 3.75%)	3.75%	11/27/2027	EUR	832	1,008,713
Terveys-ja hoivapalvelut Suomi Oy (Finland)
First Lien Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	08/11/2025	EUR	218	261,244
Second Lien Term Loan (3 mo. EURIBOR + 7.25%)	7.25%	07/19/2026	EUR	5,109	6,164,586
Unified Womens Healthcare, L.P., Term Loan B(e)	–	12/17/2027		1,677	1,689,783
Unilabs Diagnostics AB (Sweden), Revolver Loan(f)(h)	0.00%	04/01/2021	EUR	6,439	7,719,229
Verscend Holding Corp., Term Loan B-1(e)	–	08/07/2025		863	868,761
Waystar, Incremental Term Loan (1 mo. USD LIBOR + 4.00%)(f)	4.75%	10/20/2026		1,059	1,064,186
Women’s Care Holdings, Inc. LLC
First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	5.25%	01/15/2028		1,006	1,008,789
Second Lien Term Loan (1 mo. USD LIBOR + 8.25%)	9.00%	01/15/2029		431	431,237
WP CityMD Bidco LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	08/13/2026		17	16,555
					73,328,249
Home Furnishings–2.46%
Hayward Industries, Inc., First Lien Incremental Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	08/04/2026		177	177,427

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19	Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Home Furnishings–(continued)
Hilding Anders AB (Sweden)
PIK Term Loan B, 0.75% PIK Rate, 5.00% Cash Rate(i)(j)	0.75%	11/29/2024	EUR	8,939	$8,201,608
Term Loan(f)(i)(k)	0.00%	06/30/2025	EUR	5,440	65,638
Mattress Holding Corp., Term Loan (1 mo. USD LIBOR + 5.25%)	6.25%	11/24/2027		$2,421	2,468,167
Serta Simmons Bedding LLC
First Lien Term Loan (1 mo. USD LIBOR + 7.50%)	8.50%	08/10/2023		1,295	1,313,655
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	8.50%	08/10/2023		3,233	3,057,743
TGP Holdings III LLC
First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.00%	09/25/2024		2,815	2,825,846
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	9.50%	09/25/2025		526	520,428
					18,630,512
Industrial Equipment–2.69%
Alliance Laundry Systems LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	4.25%	09/30/2027		48	47,896
Alpha AB Bidco B.V. (Netherlands), Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	07/30/2025	EUR	764	920,045
Altra Industrial Motion Corp., Term Loan B (3 mo. USD LIBOR + 2.00%)	2.11%	10/01/2025		27	26,644
Crosby US Acquisition Corp., Term Loan B (3 mo. USD LIBOR + 4.75%)	4.86%	06/27/2026		756	753,834
DXP Enterprises, Inc., Term Loan(e)	–	12/16/2027		1,225	1,228,417
Engineered Machinery Holdings, Inc., First Lien Incremental Term Loan (3 mo. USD LIBOR + 4.25%)	5.25%	07/19/2024		95	95,708
Filtration Group Corp., Term Loan A (1 mo. USD LIBOR + 3.75%)	4.50%	03/29/2025		225	226,146
Hamilton Holdco LLC, Term Loan (3 mo. USD LIBOR + 2.00%)(f)	2.26%	01/02/2027		37	37,415
Kantar (United Kingdom)
Revolver Loan(f)(h)	0.00%	06/04/2026		2,455	2,233,731
Term Loan B (1 mo. USD LIBOR + 4.75%)	4.98%	11/26/2026		1,489	1,489,660
Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	12/04/2026	EUR	5,421	6,586,174
New VAC US LLC, Term Loan B (3 mo. USD LIBOR + 4.00%)(f)	5.00%	03/08/2025		657	538,977
North American Lifting Holdings, Inc.
Term Loan (1 mo. USD LIBOR + 6.50%)	7.50%	10/16/2024		1,051	1,100,915
Term Loan (1 mo. USD LIBOR + 11.00%)	12.00%	04/16/2025		479	465,125
Robertshaw US Holding Corp., Second Lien Term Loan (3 mo. USD LIBOR + 8.00%)	9.00%	02/28/2026		613	534,866
S2P Acquisiton Borrower, Inc., First Lien Term Loan(e)	–	08/14/2026		944	947,685
Thyssenkrupp Elevators (Vertical Midco GmbH) (Germany), Term Loan B (1 mo. USD LIBOR + 4.25%)	4.48%	07/30/2027		3,076	3,106,611
					20,339,849
Insurance–0.81%
Acrisure LLC, Term Loan (e)	–	01/31/2027		2,278	2,268,149
Alliant Holdings Intermediate LLC, Term Loan B-3 (1 mo. USD LIBOR + 3.75%)	4.25%	10/15/2027		305	305,985
AmWINS Group LLC, Term Loan(e)	–	02/17/2028		644	644,944
Ryan Specialty Group LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	4.00%	09/01/2027		2,000	2,009,348
Sedgwick Claims Management Services, Inc.
First Lien Term Loan(e)	–	08/08/2026		238	238,881
Term Loan (3 mo. USD LIBOR + 3.25%)	3.36%	12/31/2025		195	193,646
USI, Inc., Term Loan(e)	–	12/02/2026		467	465,347
					6,126,300
Leisure Goods, Activities & Movies–6.86%
Alpha Topco Ltd. (United Kingdom), Term Loan B (3 mo. USD LIBOR + 2.50%)	3.50%	02/01/2024		5,023	5,014,309
Crown Finance US, Inc.
Term Loan(e)	–	05/23/2024		539	689,640
Term Loan(e)	–	02/28/2025	EUR	59	61,349
Term Loan (1 mo. USD LIBOR + 2.50%)	3.50%	02/28/2025		528	459,156
Term Loan (1 mo. USD LIBOR + 2.75%)	3.02%	09/20/2026		2,495	2,143,363
Dorna Sports S.L. (Spain), Term Loan B-2 (6 mo. USD LIBOR + 3.50%)	3.86%	04/12/2024		890	877,794
HNVR Holdco Ltd. (United Kingdom)
Term Loan B (6 mo. EURIBOR + 4.25%)	4.25%	09/12/2025	EUR	3,568	3,932,133
Term Loan C (6 mo. EURIBOR + 4.50%)	4.50%	09/12/2027	EUR	937	1,026,967

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20	Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Leisure Goods, Activities & Movies–(continued)
Invictus Media S.L.U. (Spain)
Term Loan A-1 (3 mo. EURIBOR + 4.25%)(f)	4.25%	06/26/2024	EUR	2,336	$2,682,582
Term Loan A-2 (3 mo. EURIBOR + 4.25%)	4.25%	06/26/2024	EUR	570	654,290
Term Loan B-1 (3 mo. EURIBOR + 4.75%)	4.75%	06/26/2025	EUR	2,395	2,721,236
Term Loan B-2 (3 mo. EURIBOR + 4.75%)	4.75%	06/26/2025	EUR	1,434	1,629,820
Markermeer Finance B.V. (Netherlands), Term Loan B (3 mo. EURIBOR + 3.50%)	3.50%	01/25/2027	EUR	3,921	4,695,576
Merlin (Motion Finco S.a.r.l. and LLC) (United Kingdom)
Term Loan B(e)	–	10/16/2026	EUR	1,000	1,176,640
Term Loan B-1(e)	–	11/12/2026		$348	338,782
Term Loan B-2(e)	–	11/12/2026		46	45,025
Parques Reunidos (Spain)
Incremental Term Loan B-2 (3 mo. EURIBOR + 7.50%)	7.50%	09/16/2026	EUR	4,376	5,253,908
Term Loan B-1 (3 mo. EURIBOR + 3.75%)	3.75%	09/27/2026	EUR	1,442	1,647,604
Sabre GLBL, Inc., Term Loan B(e)	–	12/31/2027		646	654,041
Seaworld Parks & Entertainment, Inc., Term Loan B-5 (3 mo. USD LIBOR + 3.00%)	3.75%	04/01/2024		1,077	1,064,615
USF S&H Holdco LLC
Term Loan A(f)	15.00%	06/30/2025		611	611,282
Term Loan A(f)(h)	0.00%	06/30/2025		1,056	1,055,849
Term Loan B(e)(f)	–	06/30/2025		10,799	10,798,998
Vue International Bidco PLC (United Kingdom), Term Loan B-1 (3 mo. EURIBOR + 4.75%)	4.75%	06/21/2026	EUR	2,442	2,691,506
					51,926,465
Lodging & Casinos–3.31%
Aimbridge Acquisition Co., Inc.
Incremental Term Loan (1 mo. USD LIBOR + 6.00%)	6.75%	02/01/2026		1,699	1,711,561
Term Loan (1 mo. USD LIBOR + 3.75%)	3.86%	02/01/2026		1,595	1,540,124
Aristocrat Technologies, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	10/19/2024		1,522	1,534,628
B&B Hotels S.A.S. (France)
Second Lien Term Loan B (3 mo. EURIBOR + 8.50%)	8.50%	07/31/2027	EUR	2,217	2,505,945
Term Loan B-3-A (3 mo. EURIBOR + 3.88%)	3.88%	07/31/2026	EUR	5,821	6,640,470
Bally’s Corp., Term Loan B (1 mo. USD LIBOR + 2.75%)	3.00%	05/10/2026		1,308	1,299,365
Caesars Resort Collection LLC
Incremental Term Loan (1 mo. USD LIBOR + 4.50%)	4.61%	06/30/2025		754	757,179
Term Loan B (3 mo. USD LIBOR + 2.75%)	2.86%	12/23/2024		5,867	5,825,784
CityCenter Holdings LLC, Term Loan B (3 mo. USD LIBOR + 2.25%)	3.00%	04/18/2024		1,186	1,178,061
ESH Hospitality, Inc., Term Loan(e)	–	09/18/2026		834	830,768
Station Casinos LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	2.50%	02/08/2027		381	377,379
Tackle Group S.a.r.l. (Luxembourg), Revolver Loan(f)(h)	0.00%	06/08/2022	EUR	741	871,498
					25,072,762
Nonferrous Metals & Minerals–1.12%
American Rock Salt Co. LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	4.50%	03/21/2025		1,102	1,106,751
Covia Holdings Corp., Term Loan (1 mo. USD LIBOR + 4.00%)	5.00%	07/31/2026		1,493	1,439,387
Form Technologies LLC
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	9.50%	01/30/2023		547	544,672
Term Loan (1 mo. USD LIBOR + 5.00%)(f)	6.00%	07/19/2025		2,604	2,616,998
Term Loan(e)(f)	–	10/27/2025		1,145	1,159,546
Kissner Group, Term Loan B (1 mo. USD LIBOR + 4.50%)	5.50%	03/01/2027		1,630	1,634,110
					8,501,464
Oil & Gas–4.79%
Brazos Delaware II LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	4.11%	05/21/2025		2,760	2,555,547
Centurion Pipeline Co. LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	3.36%	09/29/2025		661	660,565
Crestwood Holdings LLC, Term Loan (3 mo. USD LIBOR + 7.50%)	7.62%	03/06/2023		3,115	2,805,482
Encino Acquisition Partners Holdings LLC, Second Lien Term Loan (3 mo. USD LIBOR + 6.75%)	7.75%	10/29/2025		1,978	1,849,821

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21	Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Oil & Gas–(continued)
Fieldwood Energy LLC
DIP Delayed Draw Term Loan (1 mo. USD LIBOR + 8.75%)
(Acquired 08/24/2020; Cost $2,889,300)(g)	9.75%	08/04/2021		$293	$303,347
DIP Delayed Draw Term Loan(g)(h)	0.00%	08/04/2021		2,638	2,730,123
First Lien Term Loan
(Acquired 02/14/2014-07/11/2019; Cost $11,833,713)(g)(k)	0.00%	04/11/2022		19,603	5,913,746
Second Lien Term Loan
(Acquired 04/11/2018-03/19/2019; Cost $4,464,415)(g)(k)	0.00%	04/11/2023		4,939	11,854
Glass Mountain Pipeline Holdings LLC, Term Loan (3 mo. USD LIBOR + 4.50%)	5.50%	12/23/2024		1,169	496,804
HGIM Corp., Term Loan (3 mo. USD LIBOR + 6.00%)	7.00%	07/02/2023		1,492	872,831
Lower Cadence Holdings LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	4.11%	05/22/2026		147	144,411
McDermott International Ltd.
LOC(e)	–	06/30/2024		1,801	1,576,124
LOC(h)	0.00%	06/30/2024		4,083	3,695,379
Term Loan (1 mo. USD LIBOR + 3.00%)(f)	3.11%	06/30/2024		180	145,027
Term Loan (1 mo. USD LIBOR + 1.00%)	1.11%	06/30/2025		899	593,733
Navitas Midstream Midland Basin LLC, Term Loan (3 mo. USD LIBOR + 4.50%)	5.50%	12/13/2024		1,949	1,944,238
Osum Production Corp. (Canada), Term Loan (3 mo. USD LIBOR + 7.50%)(f)	8.50%	07/31/2022		1,892	1,882,564
Paragon Offshore Finance Co. (Cayman Islands), Term Loan(f)(i)(k)	0.00%	07/16/2021		9	0
Petroleum GEO-Services ASA (Norway)
Revolver Loan(f)(h)	0.00%	09/18/2023		3,482	2,673,392
Term Loan (1 mo. USD LIBOR + 7.50%)	7.76%	03/19/2024		4,064	3,308,624
Prairie ECI Acquiror L.P., Term Loan (3 mo. USD LIBOR + 4.75%)	4.86%	03/11/2026		1,316	1,294,992
Seadrill Operating L.P., PIK Term Loan, 13.00% PIK Rate(f)(g)(j)	13.00%	03/31/2021		641	692,490
Southcross Energy Partners L.P., Revolver Loan(f)(h)	0.00%	01/31/2025		78	76,270
					36,227,364
Publishing–2.28%
Ascend Learning LLC, Incremental Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	07/12/2024		460	462,414
Cengage Learning, Inc., Term Loan B (3 mo. USD LIBOR + 4.25%)	5.25%	06/07/2023		8,160	8,061,715
Clear Channel Worldwide Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	3.71%	08/21/2026		6,204	6,050,702
Nielsen Finance LLC, Term Loan B-5 (1 mo. USD LIBOR + 3.75%)	4.75%	06/30/2025		2,650	2,682,324
					17,257,155
Radio & Television–0.29%
E.W. Scripps Co. (The), Term Loan B (e)	–	12/15/2027		2,070	2,076,265
Gray Television, Inc., Term Loan C (3 mo. USD LIBOR + 2.50%)	2.62%	01/02/2026		29	29,066
Nexstar Broadcasting, Inc.
Term Loan B-3 (3 mo. USD LIBOR + 2.25%)	2.36%	01/17/2024		72	72,599
Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	2.87%	09/18/2026		15	15,380
					2,193,310
Retailers (except Food & Drug)–3.89%
Bass Pro Group LLC, Term Loan B (e)	–	02/26/2028		5,497	5,469,834
Claire’s Stores, Inc., Term Loan B (1 mo. USD LIBOR + 6.50%)	6.61%	12/18/2026		323	308,108
CNT Holdings I Corp. (1-800 Contacts), Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	7.50%	10/16/2028		712	727,761
Kirk Beauty One GmbH (Germany)
Term Loan B-1 (3 mo. EURIBOR + 3.50%)	3.50%	08/12/2022	EUR	1,896	2,254,873
Term Loan B-2 (3 mo. EURIBOR + 3.50%)	3.50%	08/12/2022	EUR	534	634,464
Term Loan B-3 (3 mo. EURIBOR + 3.50%)	3.50%	08/12/2022	EUR	1,501	1,784,869
Term Loan B-4 (3 mo. EURIBOR + 3.50%)	3.50%	08/12/2022	EUR	1,043	1,239,849
Term Loan B-5 (3 mo. EURIBOR + 3.50%)	3.50%	08/12/2022	EUR	251	299,102
Term Loan B-6 (3 mo. EURIBOR + 3.50%)	3.50%	08/12/2022	EUR	760	903,849
Term Loan B-7 (3 mo. EURIBOR + 3.50%)	3.50%	08/12/2022	EUR	557	661,943
Term Loan B-8 (3 mo. EURIBOR + 3.25%)	3.25%	08/12/2022	EUR	1,169	1,386,284
Petco Animal Supplies, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	01/26/2023		4,488	4,491,376
PetSmart, Inc., First Lien Term Loan B(e)	–	01/28/2028		7,705	7,768,965
Rent-A-Center, Inc., Term Loan B(e)(f)	–	01/17/2028		1,497	1,510,213
					29,441,490

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22	Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Surface Transport–2.29%
American Trailer World Corp., Term Loan B (e)(f)	–	02/28/2028		$927	$925,613
Kenan Advantage Group, Inc. (The)
Term Loan (3 mo. USD LIBOR + 3.00%)	4.00%	07/29/2022		64	63,337
Term Loan (3 mo. USD LIBOR + 3.00%)	4.00%	07/29/2022		2,784	2,770,081
Odyssey Logistics & Technology Corp., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.00%	10/12/2024		677	670,466
PODS LLC, Term Loan B-4 (3 mo. USD LIBOR + 2.75%)	3.75%	12/06/2024		247	248,416
XPO Logistics, Inc., Term Loan B(e)	–	02/24/2025		386	387,256
Zeus Bidco Ltd. (United Kingdom), PIK Term Loan B, 8.03% PIK Rate, 7.28% Cash Rate(j)	8.03%	03/29/2024	GBP	10,552	12,247,382
					17,312,551
Telecommunications–5.62%
Avaya, Inc., Term Loan B-2 (e)	–	12/15/2027		488	490,140
Cablevision Lightpath LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	3.75%	11/30/2027		60	60,496
CCI Buyer, Inc., Term Loan(e)	–	12/13/2027		2,592	2,614,697
Colorado Buyer, Inc.
First Lien Incremental Term Loan (3 mo. USD LIBOR + 4.00%)	5.00%	05/01/2024		2,075	2,054,676
Term Loan (3 mo. USD LIBOR + 3.00%)	4.00%	05/01/2024		7	7,376
Consolidated Communications, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	5.75%	10/18/2027		4,165	4,196,156
Eagle Broadband Investments LLC (Mega Broadband), Term Loan B (1 mo. USD LIBOR + 3.00%)	3.75%	10/29/2027		37	37,226
Frontier Communications Corp., DIP Term Loan (1 mo. USD LIBOR + 4.75%)	5.75%	10/08/2021		2,053	2,076,331
GCI Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	3.50%	10/15/2025		229	230,552
Hargray Communications Group, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	3.75%	05/16/2024		145	145,599
Inmarsat Finance PLC (United Kingdom), Term Loan (1 mo. USD LIBOR + 3.50%)	4.50%	12/12/2026		2,199	2,211,572
Intelsat Jackson Holdings S.A. (Luxembourg)
DIP Term Loan (1 mo. USD LIBOR + 5.50%)(i)	6.50%	07/13/2021		1,457	1,484,440
Term Loan B-3(e)(i)(l)	–	11/27/2023		8,724	8,883,453
Term Loan B-5(i)(l)	8.63%	01/02/2024		2,181	2,230,901
Midcontinent Communications, Term Loan (3 mo. USD LIBOR + 1.75%)	1.86%	08/15/2026		25	24,930
MLN US HoldCo LLC
First Lien Term Loan B (3 mo. USD LIBOR + 4.50%)	4.61%	11/30/2025		3,689	3,457,669
Second Lien Term Loan B (3 mo. USD LIBOR + 8.75%)	8.86%	11/30/2026		1,959	1,094,698
MTN Infrastructure TopCo, Inc., Incremental Term Loan (1 mo. USD LIBOR + 4.00%)	5.00%	11/17/2024		308	309,811
Project Jerico (France), Term Loan B (3 mo. EURIBOR + 4.25%)	4.25%	11/22/2026	EUR	1,886	2,279,677
Radiate Holdco LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	4.25%	09/10/2026		56	56,315
Telesat LLC, Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	2.87%	12/07/2026		4,182	4,149,986
U.S. TelePacific Corp., Term Loan (3 mo. USD LIBOR + 5.50%)	6.50%	05/02/2023		1,801	1,675,858
Windstream Services LLC, Term Loan B (1 mo. USD LIBOR + 6.25%)	7.25%	09/21/2027		2,687	2,703,255
Zayo Group LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	3.11%	03/09/2027		76	75,905
					42,551,719
Utilities–3.36%
AI Alpine US Bidco, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	3.23%	10/25/2025		142	139,319
Aria Energy Operating LLC, Term Loan (3 mo. USD LIBOR + 4.50%)	5.50%	05/27/2022		717	711,934
Brookfield WEC Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	3.25%	08/01/2025		390	389,367
Calpine Construction Finance Co. L.P., Term Loan B (3 mo. USD LIBOR + 2.00%)	2.11%	01/15/2025		4	4,047
Calpine Corp.
Term Loan (3 mo. USD LIBOR + 2.00%)	2.12%	04/05/2026		1,807	1,798,425
Term Loan (1 mo. USD LIBOR + 2.50%)	2.62%	12/16/2027		1,854	1,853,679
Eastern Power LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	10/02/2025		2,519	2,395,153
ExGen Renewables IV LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	3.75%	12/15/2027		664	668,237
Granite Generation LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	10/31/2026		4,577	4,591,668
Heritage Power LLC, Term Loan (1 mo. USD LIBOR + 6.00%)	7.00%	07/30/2026		3,247	3,128,135
Lightstone Holdco LLC
Term Loan B (3 mo. USD LIBOR + 3.75%)	4.75%	01/30/2024		4,311	3,728,167
Term Loan C (3 mo. USD LIBOR + 3.75%)	4.75%	01/30/2024		243	210,275
Nautilus Power LLC, Term Loan (3 mo. USD LIBOR + 4.25%)	5.25%	05/16/2024		2,598	2,585,218

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23	Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Utilities–(continued)
Pike Corp.
Incremental Term Loan B(e)	–	01/15/2028		$1,016	$1,018,814
Term Loan B (1 mo. USD LIBOR + 3.97%)	4.10%	07/24/2026		252	253,401
PowerTeam Services LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	03/06/2025		743	744,889
Revere Power LLC
Term Loan B (3 mo. USD LIBOR + 4.25%)	4.36%	03/27/2026		746	719,797
Term Loan C (3 mo. USD LIBOR + 4.25%)	4.36%	03/27/2026		81	77,873
USIC Holding, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	4.00%	12/08/2023		377	376,819
					25,395,217
Total Variable Rate Senior Loan Interests (Cost $933,880,161)					925,352,237
Non-U.S. Dollar Denominated Bonds & Notes–9.33%
Automotive–1.24%
Tenneco, Inc. (3 mo. EURIBOR + 4.88%)(m)(n)	4.88%	04/15/2024	EUR	7,703	9,362,231
Building & Development–0.76%
Haya Real Estate S.A. (Spain)(m)	5.25%	11/15/2022	EUR	1,336	1,423,917
Haya Real Estate S.A. (Spain) (3 mo. EURIBOR + 5.13%)(m)(n)	5.13%	11/15/2022	EUR	4,086	4,350,695
					5,774,612
Cable & Satellite Television–0.45%
Altice Finco S.A. (Luxembourg)(m)	4.75%	01/15/2028	EUR	2,932	3,417,643
Financial Intermediaries–4.87%
AnaCap Financial Europe S.A. SICAV-RAIF (Luxembourg) (3 mo. EURIBOR + 5.00%)(m)(n)	5.00%	08/01/2024	EUR	4,277	4,631,474
Garfunkelux Holdco 3 S.A. (Luxembourg)(m)	6.75%	11/01/2025	EUR	4,070	5,055,417
Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 6.25%)(m)(n)	6.25%	05/01/2026	EUR	4,278	5,200,439
Newday Bondco PLC (Jersey) (3 mo. GBP LIBOR + 6.50%)(m)(n)	6.54%	02/01/2023	GBP	5,015	6,910,043
Newday Bondco PLC (Jersey)(m)	7.38%	02/01/2024	GBP	10,895	15,051,791
					36,849,164
Home Furnishings–0.56%
Very Group Funding PLC (The) (United Kingdom)(m)	7.75%	11/15/2022	GBP	2,974	4,225,971
Industrial Equipment–0.19%
Vertical Midco GmbH (Germany) (3 mo. EURIBOR + 4.75%)(f)(m)(n)	4.75%	07/15/2027	EUR	1,187	1,455,234
Leisure Goods, Activities & Movies–0.45%
Banijay Group S.A.S (France)(m)	6.50%	03/01/2026	EUR	382	454,334
Marcolin S.p.A. (Italy) (3 mo. EURIBOR + 4.13%)(m)(n)	4.13%	02/15/2023	EUR	2,560	2,973,015
					3,427,349
Lodging & Casinos–0.81%
TVL Finance PLC (United Kingdom) (3 mo. GBP LIBOR + 5.38%) (Acquired 06/28/2019-06/05/2020; Cost $5,906,493)(g)(m)(n)	5.40%	07/15/2025	GBP	4,783	6,133,914
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $67,923,161)					70,646,118
			Shares
Common Stocks & Other Equity Interests–9.16%(o)
Aerospace & Defense–0.61%
IAP Worldwide Services, Inc.(f)(g)				221	4,582,402
Automotive–0.00%
ThermaSys Corp.(f)				980,474	29,414
Building & Development–0.00%
Lake at Las Vegas Joint Venture LLC, Class A(f)				2,338	0
Lake at Las Vegas Joint Venture LLC, Class B(f)				28	0
					0
Business Equipment & Services–0.13%
Checkout Holding Corp.(g)				8,573	15,288

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

24	Invesco Dynamic Credit Opportunities Fund

	Shares	Value
Business Equipment & Services–(continued)
Crossmark Holdings, Inc.(f)	5,101	$934,298
Crossmark Holdings, Inc., Wts., expiring 07/26/2024(f)(g)	610	0
		949,586
Containers & Glass Products–0.00%
Libbey Glass, Inc.(g)	13,213	33,032
Drugs–0.01%
Envigo RMS Holding Corp., Class B(f)	12,126	79,183
Financial Intermediaries–0.00%
RJO Holdings Corp.(f)	2,144	2,144
RJO Holdings Corp., Class A(f)	1,142	1,144
RJO Holdings Corp., Class B(f)	3,334	33
		3,321
Industrial Equipment–0.11%
North American Lifting Holdings, Inc.	56,924	865,729
Leisure Goods, Activities & Movies–0.89%
Crown Finance US, Inc.	173,934	151,816
USF S&H Holdco LLC(f)(p)	11,114	6,550,710
		6,702,526
Lodging & Casinos–1.15%
Bally’s Corp.	134,154	7,984,846
Caesars Entertainment, Inc.(q)	7,897	737,896
		8,722,742
Nonferrous Metals & Minerals–0.16%
Covia Holdings Corp.	148,186	1,194,750
Oil & Gas–0.96%
AF Global, Inc.(f)	409	9,611
California Resources Corp.(q)	97,266	2,556,150
California Resources Corp.	42,543	1,118,030
California Resources Corp., Wts., expiring 10/27/2024(q)	1,358	6,709
Fieldwood Energy LLC(f)(g)	36,438	3,644
Fieldwood Energy LLC(f)(g)	9,210	921
HGIM Corp.	3,536	18,564
HGIM Corp., Wts., expiring 07/02/2043	15,803	82,965
McDermott International Ltd.(q)	1,578,203	1,341,473
NexTier Oilfield Solutions, Inc.(q)	46,442	215,955
Paragon Offshore Finance Co., Class A(f)(i)	2,560	768
Paragon Offshore Finance Co., Class B(f)(i)	1,280	8,640
Samson Investment Co., Class A	163,748	839,208
Southcross Energy Partners L.P.(f)	72,413	2,172
Transocean Ltd.(q)	232,965	808,389
Tribune Resources, Inc.	376,237	237,029
Tribune Resources, Inc., Wts., expiring 04/03/2023(f)	97,410	2,434
		7,252,662
Publishing–0.11%
Clear Channel Outdoor Holdings, Inc.(q)	466,987	803,218
Radio & Television–0.37%
iHeartMedia, Inc., Class A(q)	198,273	2,789,701
iHeartMedia, Inc., Class B(f)	42	578
		2,790,279
Retailers (except Food & Drug)–0.14%
Claire’s Stores, Inc.	420	94,850
Toys ‘R’ Us-Delaware, Inc.(f)	14	357

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

25	Invesco Dynamic Credit Opportunities Fund

	Shares	Value
Retailers (except Food & Drug)–(continued)
Toys ‘R’ Us-Delaware, Inc.(f)	14	$34,373
Vivarte S.A.S.(f)	1,181,133	950,540
		1,080,120
Surface Transport–3.86%
Commercial Barge Line Co.	8,956	250,768
Commercial Barge Line Co., Series A, Wts., expiring 04/27/2045	35,030	1,112,203
Commercial Barge Line Co., Series A, Wts., expiring 08/18/2030	105,090	33,388
Commercial Barge Line Co., Series B, Wts., expiring 04/27/2045	29,536	1,055,912
Commercial Barge Line Co., Series B, Wts., expiring 04/30/2045	88,608	37,537
Commercial Barge Line Co., Wts., expiring 04/27/2045	9,414	263,592
Nobina AB (Acquired 10/19/2012; Cost $0)(g)(m)(p)(q)	3,432,135	26,474,819
		29,228,219
Telecommunications–0.00%
Goodman Networks, Inc.(f)(q)	101,108	0
Utilities–0.66%
Bicent Power LLC, Series A, Wts., expiring 08/22/2022(f)	2,024	0
Bicent Power LLC, Series B, Wts., expiring 08/22/2022(f)	3,283	0
Vistra Corp.	262,754	4,532,507
Vistra Operations Co. LLC(f)	608,256	0
Vistra Operations Co. LLC, Rts., expiring 12/31/2046	422,093	501,235
		5,033,742
Total Common Stocks & Other Equity Interests (Cost $84,667,133)		69,350,925

	Interest Rate	Maturity Date	Principal Amount (000)(a)
U.S. Dollar Denominated Bonds & Notes–7.78%
Aerospace & Defense–0.59%
Spirit AeroSystems, Inc.(m)	5.50%	01/15/2025	$370	385,159
TransDigm, Inc.(m)	6.25%	03/15/2026	3,844	4,055,977
				4,441,136
Air Transport–0.22%
Mesa Airlines, Inc.,Class B(f)	5.75%	07/15/2025	1,522	1,648,685
Building & Development–0.84%
American Builders & Contractors Supply Co., Inc.(m)	4.00%	01/15/2028	954	965,152
Beacon Roofing Supply, Inc.(m)	4.50%	11/15/2026	335	347,877
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC(m)	5.75%	05/15/2026	4,716	4,860,428
Forterra Finance LLC/FRTA Finance Corp.(m)	6.50%	07/15/2025	195	209,991
				6,383,448
Business Equipment & Services–0.36%
Advantage Sales & Marketing, Inc.(m)	6.50%	11/15/2028	877	900,569
Prime Security Services Borrower LLC/Prime Finance, Inc.(m)	5.75%	04/15/2026	122	131,608
Prime Security Services Borrower LLC/Prime Finance, Inc.(m)	3.38%	08/31/2027	1,715	1,674,063
				2,706,240
Cable & Satellite Television–0.36%
Altice Financing S.A. (Luxembourg)(m)	5.00%	01/15/2028	360	360,513
Altice France S.A. (France)(m)	5.50%	01/15/2028	141	143,996
CSC Holdings LLC(m)	6.50%	02/01/2029	324	358,935
Virgin Media Secured Finance PLC (United Kingdom)(m)	4.50%	08/15/2030	1,825	1,867,888
				2,731,332
Chemicals & Plastics–0.05%
INEOS Quattro Finance 2 PLC (United Kingdom)(m)	3.38%	01/15/2026	376	375,530
Electronics & Electrical–0.76%
CommScope, Inc.(m)	6.00%	03/01/2026	2,000	2,105,130

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

26	Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Electronics & Electrical–(continued)
Diebold Nixdorf, Inc.(m)	9.38%	07/15/2025	$1,855	$2,076,441
Energizer Holdings, Inc.(m)	4.38%	03/31/2029	928	927,072
TTM Technologies, Inc.(m)	4.00%	03/01/2029	620	627,750
				5,736,393
Food Products–0.20%
Teasdale Foods, Inc.(f)	16.25%	06/18/2026	1,557	1,533,645
Food Service–0.22%
eG Global Finance PLC (United Kingdom)(m)	6.75%	02/07/2025	1,592	1,637,929
Health Care–0.08%
Global Medical Response, Inc.(m)	6.50%	10/01/2025	559	582,059
Industrial Equipment–0.97%
F-Brasile S.p.A./F-Brasile US LLC, Series XR (Italy)(m)	7.38%	08/15/2026	5,735	5,821,025
Vertical Holdco GmbH (Germany)(m)	7.63%	07/15/2028	693	750,252
Vertical US Newco, Inc. (Germany)(m)	5.25%	07/15/2027	763	796,858
				7,368,135
Insurance–0.14%
Acrisure LLC/Acrisure Finance, Inc.(m)	4.25%	02/15/2029	1,050	1,033,158
Leisure Goods, Activities & Movies–0.15%
AMC Entertainment Holdings, Inc.(m)	10.50%	04/15/2025	703	741,015
Seaworld Parks & Entertainment, Inc.(m)	8.75%	05/01/2025	394	427,244
				1,168,259
Lodging & Casinos–0.68%
Caesars Entertainment, Inc.(m)	6.25%	07/01/2025	3,372	3,574,320
ESH Hospitality, Inc.(m)	4.63%	10/01/2027	1,546	1,572,081
				5,146,401
Oil & Gas–0.00%
Pacific Drilling S.A.(i)(m)	8.38%	10/01/2023	79	25,152
Radio & Television–0.98%
Diamond Sports Group LLC/Diamond Sports Finance Co.(m)	5.38%	08/15/2026	8,451	5,987,111
iHeartCommunications, Inc.	6.38%	05/01/2026	858	909,553
iHeartCommunications, Inc.(m)	4.75%	01/15/2028	358	366,212
Scripps Escrow II, Inc.(m)	3.88%	01/15/2029	148	145,632
				7,408,508
Retailers (except Food & Drug)–0.02%
PetSmart, Inc./PetSmart Finance Corp.(m)	4.75%	02/15/2028	157	162,559
Telecommunications–0.93%
Avaya, Inc.(m)	6.13%	09/15/2028	2,081	2,243,578
Cablevision Lightpath LLC(m)	3.88%	09/15/2027	316	314,025
Connect Finco S.a.r.l./Connect US Finco LLC (United Kingdom)(m)	6.75%	10/01/2026	626	649,866
Consolidated Communications, Inc.(m)	6.50%	10/01/2028	486	521,357
Frontier Communications Corp.(m)	5.88%	10/15/2027	704	754,600
Lumen Technologies, Inc.(m)	4.00%	02/15/2027	613	627,448
Radiate Holdco LLC/Radiate Finance, Inc.(m)	4.50%	09/15/2026	142	144,130
Windstream Escrow LLC/Windstream Escrow Finance Corp.(m)	7.75%	08/15/2028	1,758	1,803,049
				7,058,053
Utilities–0.23%
Calpine Corp.(m)	4.50%	02/15/2028	644	662,676

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

27	Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Utilities–(continued)
Calpine Corp.(m)	3.75%	03/01/2031		$1,134	$1,096,249
					1,758,925
Total U.S. Dollar Denominated Bonds & Notes (Cost $56,640,636)					58,905,547
Asset-Backed Securities–2.87%
Structured Products–2.87%
Adagio V CLO DAC, Series V-X, Class E-R (Ireland) (3 mo. EURIBOR + 5.15%)(m)(n)	5.15%	10/15/2031	EUR	263	300,404
Avoca CLO XVII DAC, Series 17A, Class E-R (Netherlands) (3 mo. EURIBOR + 6.38%)(m)(n)	6.38%	10/15/2032	EUR	2,903	3,449,829
Avoca CLO XXI DAC, Series 21A, Class E (Ireland) (3 mo. EURIBOR + 5.10%)(m)(n)	5.10%	04/15/2033	EUR	2,000	2,265,772
Blackrock European CLO IX DAC, Class E (Ireland) (3 mo. EURIBOR + 6.32%)(m)(n)	6.32%	12/15/2032	EUR	1,000	1,204,860
Bosphorus CLO VI DAC, Series 6A, Class E (Ireland) (3 mo. EUIRBOR + 5.80%)(m)(n)	5.80%	05/25/2034	EUR	2,000	2,342,518
Clontarf Park CLO DAC, Series 2017-1A, Class D (Ireland) (3 mo. EURIBOR + 5.10%)(f)(m)(n)	5.10%	08/05/2030	EUR	1,631	1,938,348
CVC Cordatus Loan Fund XIV DAC CLO, Class E (Ireland) (3 mo. EURIBOR + 5.90%)(f)(m)(n)	5.90%	05/22/2032	EUR	2,225	2,647,959
Jubilee CLO, Series 2018-21, Class E (Netherlands) (3 mo. EURIBOR + 6.07%)(m)(n)	6.07%	04/15/2035	EUR	2,041	2,388,693
Madison Park Euro Funding XIII DAC, Series 13X, Class E (Ireland) (3 mo. EURIBOR + 5.75%)(m)(n)	5.75%	01/15/2032	EUR	515	617,456
NewStar Berkeley Fund CLO LLC, Series 2016-1A, Class DR (3 mo. USD LIBOR + 4.75%)(m)(n)	4.97%	10/25/2028		1,694	1,710,231
Oak Hill European Credit Partners VIII CLO, Class E (Ireland) (3 mo. EUIRBOR + 5.67%)(m)(n)	5.67%	04/20/2035	EUR	1,000	1,170,354
OCP Euro CLO DAC, Series 2017-2, Class E (Ireland) (3 mo. EURIBOR + 5.00%)(m)(n)	5.00%	01/15/2032	EUR	1,405	1,662,012
Total Asset-Backed Securities (Cost $20,806,132)					21,698,436
			Shares
Preferred Stocks–0.51%(o)
Automotive–0.00%
ThermaSys Corp., Series A, Pfd.				208,860	6,266
Containers & Glass Products–0.04%
Libbey Glass, Inc., Pfd.(g)				3,955	292,652
Financial Intermediaries–0.00%
RJO Holdings Corp., Series A-2(f)				649	3,245
Oil & Gas–0.13%
McDermott International Ltd., Pfd.				1,017,283	712,098
Southcross Energy Partners L.P., Series A, Pfd.(f)				288,393	147,080
Southcross Energy Partners L.P., Series B, Pfd.(f)				76,114	108,463
					967,641
Surface Transport–0.34%
Commercial Barge Line Co., Series A, Pfd.				33,324	1,058,037
Commercial Barge Line Co., Series B, Pfd.				42,058	1,503,573
					2,561,610
Telecommunications–0.00%
Goodman Networks, Inc., Series A-1, Pfd.(f)				120,295	0
Total Preferred Stocks (Cost $3,465,133)					3,831,414
Money Market Funds–1.86%
Invesco Government & Agency Portfolio,Institutional Class, 0.03%(p)(r)				8,449,079	8,449,079
Invesco Treasury Portfolio,Institutional Class, 0.01%(p)(r)				5,632,719	5,632,719
Total Money Market Funds (Cost $14,081,798)					14,081,798
TOTAL INVESTMENTS IN SECURITIES–153.77% (Cost $1,181,464,154)					1,163,866,475
BORROWINGS–(25.24)%					(191,000,000)
VARIABLE RATE DEMAND PREFERRED SHARES–(13.17)%					(99,665,302)
OTHER ASSETS LESS LIABILITIES–(15.36)%					(116,320,545)
NET ASSETS APPLICABLE TO COMMON SHARES–100.00%					$756,880,628

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

28	Invesco Dynamic Credit Opportunities Fund

Investment Abbreviations:

DIP	– Debtor-in-Possession
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
Pfd.	– Preferred
PIK	– Pay-in-Kind
REIT	– Real Estate Investment Trust
Rts.	– Rights
USD	– U.S. Dollar
Wts.	– Warrants

Notes to Consolidated Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.
(c)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(d)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.
(e)	This variable rate interest will settle after February 28, 2021, at which time the interest rate will be determined.
(f)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(g)	Restricted security. The aggregate value of these securities at February 28, 2021 was $59,394,621, which represented 7.85% of the Fund’s Net Assets.
(h)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 7.
(i)	The borrower has filed for protection in federal bankruptcy court.
(j)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(k)	Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2021 was $5,998,116, which represented less than 1% of the Fund’s Net Assets.
(l)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(m)	Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2021 was $173,633,037, which represented 22.94% of the Fund’s Net Assets.
(n)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2021.
(o)	Securities acquired through the restructuring of senior loans.
(p)	Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2021.

	Value February 29, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value February 28, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$37,579,511	$229,927,191	$(259,057,623)	$-	$-	$8,449,079	$31,770
Invesco Treasury Portfolio, Institutional Class	25,053,007	151,935,852	(171,356,140)	-	-	5,632,719	18,541
Investments in Other Affiliates:
Nobina AB	34,624,799	-	(11,927,885)	(8,149,980)	11,927,885	26,474,819	-
USF S&H Holdco LLC	-	8,016,709	-	(1,466,000)	-	6,550,710	-
Total	$97,257,317	$389,879,752	$(442,341,648)	$(9,615,980)	$11,927,885	$47,107,327	$50,311

(q)	Non-income producing security.
(r)	The rate shown is the 7-day SEC standardized yield as of February 28, 2021.

The aggregate value of securities considered illiquid at February 28, 2021 was $159,286,902, which represented 21.05% of the Fund’s Net Assets

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

29	Invesco Dynamic Credit Opportunities Fund

Open Forward Foreign Currency Contracts
						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
Currency Risk
03/16/2021	Bank of America, N.A.	EUR	68,443,000	USD	83,055,019	$448,733
03/16/2021	BNP Paribas S.A.	USD	31,367,489	GBP	22,692,865	250,651
04/16/2021	Canadian Imperial Bank of Commerce	EUR	66,502,107	USD	80,721,588	399,939
03/16/2021	Morgan Stanley & Co.	EUR	68,443,000	USD	83,047,511	441,225
03/16/2021	Morgan Stanley & Co.	USD	2,252,699	EUR	1,870,378	4,726
03/16/2021	Morgan Stanley & Co.	USD	31,368,871	GBP	22,692,866	249,271
04/16/2021	Morgan Stanley & Co.	EUR	67,509,715	USD	81,924,592	385,949
04/16/2021	Morgan Stanley & Co.	SEK	17,125,786	USD	2,048,652	19,445
03/16/2021	State Street Bank & Trust Co.	SEK	262,273,155	USD	31,619,032	553,509
04/16/2021	State Street Bank & Trust Co.	EUR	67,509,715	USD	81,924,389	385,746
04/16/2021	State Street Bank & Trust Co.	SEK	230,491,850	USD	27,706,264	395,659
03/16/2021	UBS AG	EUR	70,892,171	USD	86,006,469	444,191
Subtotal—Appreciation						3,979,044
Currency Risk
03/16/2021	Barclays Bank PLC	GBP	529,875	USD	727,691	(10,588)
03/16/2021	BNP Paribas S.A.	EUR	2,613,744	USD	3,150,057	(4,564)
03/16/2021	BNP Paribas S.A.	GBP	44,855,856	USD	61,291,714	(1,206,289)
04/16/2021	BNP Paribas S.A.	GBP	22,692,865	USD	31,371,944	(251,602)
03/16/2021	Canadian Imperial Bank of Commerce	USD	80,667,056	EUR	66,502,107	(403,302)
03/16/2021	Morgan Stanley & Co.	USD	81,869,031	EUR	67,509,715	(389,160)
03/16/2021	Morgan Stanley & Co.	USD	1,775,457	SEK	14,800,068	(22,430)
04/16/2021	Morgan Stanley & Co.	GBP	22,692,866	USD	31,373,387	(250,161)
04/16/2021	Morgan Stanley & Co.	USD	2,090,170	SEK	17,329,325	(36,846)
04/16/2021	Royal Bank of Canada	USD	336,727	SEK	2,804,686	(4,404)
03/16/2021	State Street Bank & Trust Co.	USD	81,869,031	EUR	67,509,715	(389,160)
03/16/2021	State Street Bank & Trust Co.	USD	27,697,615	SEK	230,491,850	(396,499)
03/16/2021	Toronto Dominion Bank	USD	8,525,156	EUR	7,000,000	(76,608)
03/16/2021	Toronto Dominion Bank	USD	1,134,422	SEK	9,400,000	(21,018)
03/16/2021	UBS AG	USD	905,551	SEK	7,581,237	(7,574)
Subtotal—Depreciation						(3,470,205)
Total Forward Foreign Currency Contracts						$508,839

Abbreviations:

EUR – Euro
GBP – British Pound Sterling
SEK – Swedish Krona
USD – U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

30	Invesco Dynamic Credit Opportunities Fund

Consolidated Statement of Assets and Liabilities

 February 28, 2021

Assets:

Investments in securities, at value
(Cost $1,159,365,646)	$1,116,759,148
Investments in affiliates, at value
(Cost $22,098,508)	47,107,327
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	3,979,044
Cash	15,985,931
Foreign currencies, at value (Cost $28,203,563)	28,187,284
Receivable for:
Investments sold	90,436,882
Dividends	84
Interest and fees	9,356,284
Investments matured, at value (Cost $21,000,740)	2,880,989
Investment for trustee deferred compensation and retirement plans	27,153
Other assets	1,400,996
Total assets	1,316,121,122
Liabilities:
Variable rate demand preferred shares, at liquidation preference ($0.01 par value, 1,000 shares issued with liquidation preference of $100,000 per share)	99,665,302
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	3,470,205
Payable for:
Borrowings	191,000,000
Investments purchased	220,229,207
Dividends	151,094
Accrued fees to affiliates	184,192
Accrued interest expense	245,120
Accrued trustees’ and officers’ fees and benefits	2,443
Accrued other operating expenses	904,738
Trustee deferred compensation and retirement plans	27,153
Unfunded loan commitments	43,361,040
Total liabilities	559,240,494
Net assets applicable to common shares	$756,880,628
Net assets applicable to common shares consist of:
Shares of beneficial interest – common shares	$891,592,872
Distributable earnings (loss)	(134,712,244)
$756,880,628
Common shares outstanding, no par value, with an unlimited number of common shares authorized:
Common shares outstanding	62,980,141
Net asset value per common share	$12.02
Market value per common share	$11.00

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

31	Invesco Dynamic Credit Opportunities Fund

Consolidated Statement of Operations

For the year ended February 28, 2021

Investment income:
Interest	$57,010,413
Dividends (net of foreign withholding taxes of $3,552)	307,084
Dividends from affiliates	50,311
Other income	6,623
Total investment income	57,374,431
Expenses:
Advisory fees	12,426,125
Administrative services fees	96,876
Custodian fees	162,793
Interest, facilities and maintenance fees	5,231,369
Transfer agent fees	30,007
Trustees’ and officers’ fees and benefits	26,686
Registration and filing fees	116,777
Reports to shareholders	98,694
Professional services fees	187,988
Taxes	40,158
Other	20,016
Total expenses	18,437,489
Less: Fees waived	(20,131)
Net expenses	18,417,358
Net investment income	38,957,073
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(20,375,611)
Affiliated investment securities	11,927,885
Foreign currencies	(972,800)
Forward foreign currency contracts	(20,802,945)
(30,223,471)
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	41,133,803
Affiliated investment securities	(9,615,980)
Foreign currencies	(345,592)
Forward foreign currency contracts	(3,969,829)
27,202,402
Net realized and unrealized gain (loss)	(3,021,069)
Net increase in net assets resulting from operations applicable to common shares	$35,936,004

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

32	Invesco Dynamic Credit Opportunities Fund

Consolidated Statement of Changes in Net Assets

For the years ended February 28, 2021 and February 29, 2020

	2021	2020
Operations:
Net investment income	$38,957,073	$51,798,265
Net realized gain (loss)	(30,223,471)	(10,310,859)
Change in net unrealized appreciation (depreciation)	27,202,402	(8,522,100)
Net increase in net assets resulting from operations applicable to common shares	35,936,004	32,965,306
Distributions to common shareholders from distributable earnings	(46,568,722)	(58,256,631)
Return of capital applicable to common shares	(10,113,405)	–
Total distributions	(56,682,127)	(58,256,631)
Net increase (decrease) in common shares of beneficial interest	(17,730)	(135,036,837)
Net increase (decrease) in net assets applicable to common shares	(20,763,853)	(160,328,162)
Net assets applicable to common shares:
Beginning of year	777,644,481	937,972,643
End of year	$756,880,628	$777,644,481

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

33	Invesco Dynamic Credit Opportunities Fund

Consolidated Statement of Cash Flows

For the year ended February 28, 2021

Cash provided by operating activities:
Net increase in net assets resulting from operations applicable to common shares	$35,936,004
Adjustments to reconcile the change in net assets applicable to common shares from operations to net cash provided by operating activities:
Purchases of investments	(738,781,647)
Proceeds from sales of investments	914,716,431
Purchases of short-term investments, net	(22,325,749)
Amortization of premium on investment securities	2,621,963
Accretion of discount on investment securities	(5,488,511)
Increase in receivables and other assets	(2,860,195)
Increase in accrued expenses and other payables	81,124
Net realized loss from investment securities	8,447,726
Net change in unrealized appreciation on investment securities	(31,517,823)
Net change in unrealized depreciation of forward foreign currency contracts	3,969,829
Net cash provided by operating activities	164,799,152
Cash provided by (used in) financing activities:
Dividends paid to common shareholders from distributable earnings	(46,669,748)
Decrease in VRDP Shares, at liquidation value	(25,000,000)
Return of capital	(10,113,405)
Proceeds from borrowings	16,000,000
Repayment of borrowings	(125,000,000)
Disbursements from shares of beneficial interest reacquired	(17,730)
Net cash provided by (used in) financing activities	(190,800,883)
Net decrease in cash and cash equivalents	(26,001,731)
Cash and cash equivalents at beginning of period	84,256,744
Cash and cash equivalents at end of period	$58,255,013
Supplemental disclosure of cash flow information:
Cash paid during the period for taxes	$26,007
Cash paid during the period for interest, facilities and maintenance fees	$5,882,626

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

34	Invesco Dynamic Credit Opportunities Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Year Ended		Year Ended
	February 29,		February 29,		Years ended February 28,
	2021		2020		2019		2018		2017
Net asset value per common share, beginning of period	$12.35		$12.66		$13.15		$13.25		$11.51
Net investment income(a)	0.62		0.72		0.61		0.71		0.89
Net gains (losses) on securities (both realized and unrealized)	(0.05)		(0.21)		(0.19)		0.02		1.73
Total from investment operations	0.57		0.51		0.42		0.73		2.62
Less:
Dividends paid to common shareholders from net investment income	(0.74)		(0.82)		(0.91)		(0.62)		(0.57)
Return of capital	(0.16)		–		–		(0.21)		(0.31)
Total distributions	(0.90)		(0.82)		(0.91)		(0.83)		(0.88)
Net asset value per common share, end of period	$12.02		$12.35		$12.66		$13.15		$13.25
Market value per common share, end of period	$11.00		$10.83		$11.06		$11.59		$12.40
Total return at net asset value(b)	7.11%		4.99%		4.44%		6.33%		24.21%
Total return at market value(c)	11.77%		5.39%		3.52%		0.14%		34.20%
Net assets applicable to common shares, end of period (000’s omitted)	$756,881		$777,644		$937,973		$974,593		$981,758
Portfolio turnover rate(d)	83%		83%		69%		89%		87%
Ratios/supplemental data based on average net assets applicable to common shares outstanding:
Ratio of expenses:
With fee waivers and/or expense reimbursements	2.68	%(e)(f)	3.59	%(f)	3.50	%(f)	3.07	%(f)	2.78	%(f)
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.92	%(e)	1.99%		1.97%		1.96%		1.94%
Without fee waivers and/or expense reimbursements	2.68	%(e)	3.59%		3.50%		3.07%		2.78%
Ratio of net investment income to average net assets	5.66	%(e)	5.76%		4.72%		5.45%		6.98%
Senior securities:
Total amount of preferred shares outstanding (000’s omitted)	$100,000		$125,000		$125,000		$75,000		$125,000
Asset coverage per $1,000 unit of senior indebtedness(g)	$5,486		$4,010		$4,249		$3,725		$4,513
Total borrowings (000’s omitted)	$191,000		$300,000		$327,000		$385,000		$315,000
Asset coverage per preferred share(h)	$856,881		$722,116		$850,378		$1,398,919		$885,323
Liquidating preference per preferred share	$100,000		$100,000		$100,000		$100,000		$100,000

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets applicable to common shares (000’s omitted) of $687,679.
(f)	Includes fee waivers which were less than 0.005% per share.
(g)	Calculated at the fund level by subtracting the Fund’s total liabilities (not including preferred shares, at liquidation value and the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
(h)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares, at liquidation value) from the Fund’s total assets and dividing by the total number of preferred shares outstanding.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

35	Invesco Dynamic Credit Opportunities Fund

Notes to Consolidated Financial Statements

February 28, 2021

NOTE 1—Significant Accounting Policies

Invesco Dynamic Credit Opportunities Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Fund may participate in direct lending opportunities through its indirect investment in the Invesco Dynamic Credit Opportunities Loan Origination LLC (the “LLC”), a Delaware limited liability company. The Fund owns all beneficial and economic interests in the Invesco Dynamic Credit Opportunities Loan Origination Trust, a Massachusetts Business Trust (the “Loan Origination Trust”), which in turn owns all beneficial and economic interests in the LLC. The Fund may invest up to 25% of its total net assets in the Loan Origination Trust. The accompanying consolidated financial statements reflect the financial position of the Fund and its Loan Origination Trust and the results of operations on a consolidated basis.

The Fund’s investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of interests in floating or fixed rate senior loans to corporations, partnerships, and other entities which operate in a variety of industries and geographic regions. The Fund borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund’s volatility.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are

36	Invesco Dynamic Credit Opportunities Fund

computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Distributions – Effective October 1, 2020, the Fund has adopted a Managed Distribution Plan (the “Plan”) whereby the Fund will pay a monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.075 per share as of October 1, 2020. The Plan is intended to provide shareholders with a consistent, but not guaranteed, periodic cash payment from the Fund, regardless of when or whether income is earned or capital gains are realized. If sufficient income is not available for a monthly distribution, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution level under the Plan. The Plan may be amended or terminated at any time by the Board. Prior to October 1, 2020, distributions from net investment income were declared and paid monthly. Distributions from net realized capital gain, if any, were generally declared and paid annually and recorded on the ex-dividend date.

E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, rating and bank agent fees and other expenses associated with lines of credit and Variable Rate Demand Preferred Shares (“VRDP Shares”), and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.	Indemnifications – Under the Fund’s organizational documents, each Trustee, officer, employee or other agent of the Fund, and under the LLC’s organizational documents, each member of the LLC and certain affiliated persons, is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or LLC. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.	Cash and Cash Equivalents – For the purposes of the Consolidated Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

J.	Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

37	Invesco Dynamic Credit Opportunities Fund

unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

L.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

M.	Industry Focus – To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

N.	Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

O.	LIBOR Risk – The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

P.	Foreign Risk – The Fund may invest in senior loans to borrowers that are organized or located in countries other than the United States. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated investments will be subject to currency risk. The Fund also may hold non-U.S. dollar denominated senior loans or other securities received as part of a reorganization or restructuring. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

Q.	Other Risks – The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

In making a direct loan, the Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund will lose money on the loan. Furthermore, direct loans may subject the Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or to value the direct loan. When engaging in direct lending, the Fund’s performance may depend, in part, on the ability of the Fund to originate loans on advantageous terms. In originating and purchasing loans, the Fund will compete with a broad spectrum of lenders. Increased competition for, or a decrease in the available supply of, qualifying loans could result in lower yields on such loans, which could adversely affect Fund performance.

R.	Leverage Risk – The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

38	Invesco Dynamic Credit Opportunities Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Fund has entered into an investment advisory agreement with Invesco Advisers, Inc. (“the Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 1.25% of the Fund’s average daily managed assets. Managed assets for this purpose means the Fund’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Fund’s consolidated financial statements for purposes of GAAP.)

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2021, the Adviser waived advisory fees of $20,131.

The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2021, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Fund, SSB also serves as the Fund’s custodian.

Certain officers and trustees of the Fund are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended February 28, 2021, there were transfers from Level 3 to Level 2 of $29,676,358, due to third-party vendor quotations utilizing more than one market quote. Also, there were transfers from Level 1 to Level 3 of $110,635, due to third party vendor quotations utilizing single market quotes and from Level 2 to Level 3 of $2,255,240, due to third party vendor quotations utilizing single market quotes.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Variable Rate Senior Loan Interests	$–	$717,262,236	$208,090,001	$925,352,237
Non-U.S. Dollar Denominated Bonds & Notes	–	70,646,118	–	70,646,118
Common Stocks & Other Equity Interests	22,894,874	33,262,685	13,193,366	69,350,925
U.S. Dollar Denominated Bonds & Notes	–	55,723,217	3,182,330	58,905,547
Asset-Backed Securities	–	21,698,436	–	21,698,436
Preferred Stocks	712,098	2,860,528	258,788	3,831,414
Money Market Funds	14,081,798	–	–	14,081,798
Total Investments in Securities	37,688,770	901,453,220	224,724,485	1,163,866,475
Other Investments - Assets*
Investments Matured	–	2,430,413	450,576	2,880,989
Forward Foreign Currency Contracts	–	3,979,044	–	3,979,044
	–	6,409,457	450,576	6,860,033
Other Investments - Liabilities*
Forward Foreign Currency Contracts	–	(3,470,205)	–	(3,470,205)
Total Other Investments	–	2,939,252	450,576	3,389,828
Total Investments	$37,688,770	$904,392,472	$225,175,061	$1,167,256,303

*	Forward foreign currency contracts are valued at unrealized appreciation (depreciation). Investments matured are shown at value.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

39	Invesco Dynamic Credit Opportunities Fund

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended February 28, 2021:

	Value 02/29/20	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 02/28/21
Variable Rate Senior Loan Interests	$150,874,806	$154,324,652	$(65,756,540)	$ 304,153	$ (716,118)	$(2,251,421)	$ 986,827	$(29,676,358)	$208,090,001
U.S. Dollar Denominated Bonds & Notes	2,064,995	1,557,000	(553,201)	-	-	113,536	-	-	3,182,330
Common Stocks & Other Equity Interests	8,623,435	8,016,709	(3,057,914)	–	(6,954,945)	5,538,868	1,027,213	-	13,193,366
Preferred Stocks	259,560	–	(17,872)	–	17,873	(256,316)	255,543	-	258,788
Investments Matured	325,397	113,765	(117,303)	(8,595)	41	40,979	96,292	-	450,576
Total	$162,148,193	$164,012,126	$(69,502,830)	$ 295,558	$(7,653,149)	$3,185,646	$2,365,875	$(29,676,358)	$225,175,061

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as level 3 at period end:

	Fair Value at 02/28/21	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Unobservable Input Used
Muth Mirror Systems, LLC, Term Loan	$18,917,200	Interpolated Required Return	Implied Yield	N/A	7.9%	(a)
Teasdale Foods, Inc., Term Loan B	16,272,287	Loan Origination Value	Original Cost	N/A	98% of par	(b)
Groundworks LLC, First Lien Incremental Term Loan	13,027,269	Loan Origination Value	Original Cost	N/A	98% of par	(b)

(a)	The Fund fair values certain investments in direct loan financings using an interpolated debt structure model which incorporates the company’s earnings before interest, taxes, depreciation, and amortization and leverage to determine an implied yield. The interpolated required return of the loan is based on current market conditions, anticipated stress level of earnings before interest, taxes, depreciation, and amortization and risk tiering. The Adviser periodically reviews the consolidated financial statements and monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

(b)	The Fund fair values certain investments in direct loan financings at the loan origination price. The Adviser periodically reviews the consolidated financial statements and monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2021:

Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$3,979,044
Derivatives not subject to master netting agreements	-
Total Derivative Assets subject to master netting agreements	$3,979,044

Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(3,470,205)
Derivatives not subject to master netting agreements	-
Total Derivative Liabilities subject to master netting agreements	$(3,470,205)

40	Invesco Dynamic Credit Opportunities Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2021.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Bank of America, N.A.	$448,733	–	$448,733	$–	$–	$448,733
Barclays Bank PLC	–	(10,588)	(10,588)	–	–	(10,588)
BNP Paribas S.A.	250,651	(1,462,455)	(1,211,804)	–	–	(1,211,804)
Canadian Imperial Bank of Commerce	399,939	(403,302)	(3,363)	–	–	(3,363)
Morgan Stanley & Co.	1,100,616	(698,597)	402,019	–	–	402,019
Royal Bank of Canada	–	(4,404)	(4,404)	–	–	(4,404)
State Street Bank & Trust Co.	1,334,914	(785,659)	549,255	–	–	549,255
Toronto Dominion Bank	–	(97,626)	(97,626)	–	–	(97,626)
UBS AG	444,191	(7,574)	436,617	–	–	436,617
Total	$3,979,044	$(3,470,205)	$508,839	$–	$–	$508,839

Effect of Derivative Investments for the year ended February 28, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Consolidated Statement of Operations
Currency
Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(20,802,945)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(3,969,829)
Total	$(24,772,774)

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts
Average notional value	$1,047,943,795

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” includes amounts accrued by the Fund to fund such deferred compensation amounts.

NOTE 6—Cash Balances and Borrowings

The Fund has entered into a $325 million revolving credit and security agreement, which will expire on December 2, 2021. The revolving credit and security agreement is secured by the assets of the Fund.

During the year ended February 28, 2021, the average daily balance of borrowing under the revolving credit and security agreement was $200,035,616 with an average interest rate of 1.61%. The carrying amount of the Fund’s payable for borrowings as reported on the Consolidated Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Consolidated Statement of Operations as Interest, facilities and maintenance fees.

 Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

 The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

41	Invesco Dynamic Credit Opportunities Fund

NOTE 7—Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of February 28, 2021. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

		Principal
Borrower	Type	Amount(a)	Value
BrightPet	Delayed Draw Term Loan	$ 1,201,938	$ 1,177,900
BrightPet	Revolver Loan	1,465,966	1,436,647
Fieldwood Energy LLC	DIP Delayed Draw Term Loan	2,637,800	2,730,123
Groundworks LLC	Delayed Draw Term Loan	3,095,540	3,049,107
Groundworks LLC	Revolver Loan	519,687	509,293
IAP Worldwide Services, Inc.	Revolver Loan	1,299,963	1,299,963
Kantar	Revolver Loan	2,454,649	2,233,731
LBM Holdings LLC	Delayed Draw Term Loan	234,615	235,422
MB2 Dental Solutions, LLC	Revolver Loan	1,553,433	1,553,433
McDermott International Ltd.	LOC	4,083,292	3,695,379
Muth Mirror Systems LLC	Revolver Loan	1,677,200	1,608,434
NAS, LLC	Revolver Loan	919,516	905,723
Peraton Corp.	Delayed Draw Term Loan	5,164,347	5,190,168
Petroleum GEO-Services ASA	Revolver Loan	3,481,501	2,673,393
PrimeFlight Aviation Services, Inc.	Incremental Delayed Draw Term Loan	2,466,409	2,417,081
Protect America	Revolver Loan	137,844	126,816
Southcross Energy Partners L.P.	Revolver Loan	78,225	76,270
Tackle Group S.a.r.l.	Revolver Loan	EUR 740,826	871,498
Transtar Industries, Inc.	Delayed Draw Term Loan	1,217,529	1,193,178
Unilabs Diagnostics AB	Revolver Loan	EUR 6,438,814	7,719,229
USF S&H Holdco LLC	Term Loan A	1,055,849	1,055,849
Washington Prime Group L.P.	Revolver Loan	1,732,327	1,602,403
			$43,361,040

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.

Currency Abbreviations:

EUR – Euro

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2021 and February 29, 2020:

	2021	2020
Ordinary income*	$46,568,722	$58,256,631
Ordinary income-tax-exempt preferred shares	598,417	2,750,544
Return of capital	10,113,405	—
Total distributions	$57,280,544	$61,007,175

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021
Net unrealized appreciation (depreciation) — investments	$ (40,086,302)
Net unrealized appreciation (depreciation) - foreign currencies	(1,282,454)
Temporary book/tax differences	(21,035)
Late-Year ordinary loss deferral	(9,457,651)
Capital loss carryforward	(83,864,802)
Shares of beneficial interest	891,592,872
Total net assets	$ 756,880,628

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, foreign currency contracts and book to tax amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

42	Invesco Dynamic Credit Opportunities Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2021, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$8,744,544	$75,120,258	$83,864,802

*	Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2021 was $851,613,564 and $938,266,627, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$79,059,148
Aggregate unrealized (depreciation) of investments	(119,145,450)
Net unrealized appreciation (depreciation) of investments	$(40,086,302)

Cost of investments for tax purposes is $1,207,342,605.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and return of capital distributions, on February 28, 2021, undistributed net investment income was decreased by $7,540,923, undistributed net realized gain (loss) was increased by $17,654,329 and shares of beneficial interest was decreased by $10,113,406. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Year Ended February 28,	Year Ended February 29,
	2021	2020
Beginning shares	62,980,141	74,094,284
Tender offer purchase	0	(11,114,143)
Ending shares	62,980,141	62,980,141

The Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 12—Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the year ended February 28, 2021, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Barclays Bank PLC	$4,083,292	$3,695,379

NOTE 13—Variable Rate Demand Preferred Shares

On June 14, 2018, the Fund issued 1,250 Series W-7 VRDP Shares with a liquidation preference of $100,000 per share to Barclays Bank PLC, pursuant to an offering exempt from registration under the 1933 Act. Proceeds from the issuance of the VRDP Shares were used to redeem all of the Fund’s outstanding Variable Rate Term Preferred Shares. VRDP Shares are a floating-rate form of preferred shares with a mandatory redemption date and are considered debt for financial reporting purposes. The Fund is required to redeem all outstanding VRDP Shares on June 1, 2028, unless earlier redeemed or repurchased. VRDP Shares are subject to an optional and mandatory redemption in certain circumstances. On June 17, 2020, the Fund redeemed 250 Series W-7 VRDP Shares, with a liquidation preference of $100,000 per share, to pay holders who surrendered their shares for payment on such date, the redemption price, including accumulated but unpaid dividends, in connection with the partial redemption. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. On or prior to the redemption date, the Fund will be required to segregate assets having a value equal to 110% of the redemption amount.

The Fund incurred costs in connection with the transfer of the VRDP Shares that are recorded as a deferred charge and are being amortized over a period of ten years to June 1, 2028. Amortization of these costs is included in Interest, facilities and maintenance fees on the Consolidated Statement of Operations, and the unamortized balance is included in the value of Variable rate demand preferred shares on the Consolidated Statement of Assets and Liabilities.

 Dividends paid on the VRDP Shares (which are treated as interest expense for financial reporting purposes) are declared daily and paid monthly. As of February 28, 2021, the dividend rate is equal to the USD LIBOR interest rate plus a spread of 0.15%, which is based on the short-term credit rating assigned to the VRDP Shares by Moody’s Investors Service, Inc. The average aggregate liquidation preference outstanding and the average annualized dividend rate of the VRDP Shares during the year ended February 28, 2021 were $107,397,260 and 0.52%, respectively.

43	Invesco Dynamic Credit Opportunities Fund

The Fund is subject to certain restrictions relating to the VRDP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger an increased rate which, if not cured, could cause the mandatory redemption of VRDP Shares at the maximum liquidation preference plus any accumulated but unpaid dividends.

The liquidation preference of VRDP Shares, which approximates fair value, is recorded as a liability under the caption Variable rate demand preferred shares on the Consolidated Statement of Assets and Liabilities. The fair value of VRDP Shares is expected to be approximately their liquidation preference so long as the credit rating on the VRDP Shares, and therefore the “spread” on the VRDP Shares (determined in accordance with the VRDP shares’ governing document) remains unchanged. At period-end, the Fund’s Adviser has determined that fair value of VRDP Shares is approximately their liquidation preference. Fair value could vary if market conditions change materially and/or the credit rating assigned to the VRDP Shares is downgraded. Unpaid dividends on VRDP Shares are recognized as Accrued interest expense on the Consolidated Statement of Assets and Liabilities. Dividends paid on VRDP Shares are recognized as a component of Interest, facilities and maintenance fees on the Consolidated Statement of Operations.

NOTE 14—Dividends

The Fund declared the following dividends to common shareholders from net investment income subsequent to February 28, 2021:

Declaration Date	Amount per Share	Record Date	Payable Date
March 1, 2021	$0.0750	March 15, 2021	March 31, 2021
April 1, 2021	$0.0750	April 14, 2021	April 30, 2021

NOTE 15—Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these consolidated financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

44	Invesco Dynamic Credit Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Dynamic Credit Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Dynamic Credit Opportunities Fund and its subsidiaries (the “Fund”) as of February 28, 2021, the related consolidated statements of operations and cash flows for the year ended February 28, 2021, the consolidated statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the consolidated financial highlights for each of the five years in the period ended February 28, 2021 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the five years in the period ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas
April 29, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

45	Invesco Dynamic Credit Opportunities Fund

DISTRIBUTION NOTICE

March 2021

INVESCO DYNAMIC CREDIT OPPORTUNITIES FUND - Common Shares – Cusip: 46132R104

INVESCO HIGH INCOME TRUST II - Common Shares – Cusip: 46131F101

INVESCO SENIOR INCOME TRUST - Common Shares – Cusip: 46131H107

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. Each Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. This Notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

Effective October 1, 2020, the Board of Invesco Dynamic Credit Opportunities Fund (NYSE: VTA) approved a Managed Distribution Plan (the “VTA Plan”) for the Fund, whereby the Fund pays its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.075 per share.

Effective October 1, 2020, the Board of Invesco Senior Income Trust (NYSE: VVR) approved a Managed Distribution Plan (the “VVR Plan”) for the Fund, whereby the Fund pays its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.021 per share.

Effective August 1, 2018, the Board of Invesco High Income Trust II (NYSE: VLT) approved a Managed Distribution Plan (the “VLT Plan”) for the Fund, whereby the Fund increased its monthly dividend to common shareholders to a stated fixed monthly distribution amount based on a distribution rate of 8.5 percent of the closing market price per share as of August 1, 2018, the date the VLT Plan became effective. The VTA Plan, the VVR Plan and the VLT Plan are collectively referred to herein as the “Plans.”

The following tables set forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. Shareholders should not draw any conclusions about the Funds’ investment performance from the amount of this distribution or from the terms of the Plans. All amounts are expressed per common share. Each Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that shareholders invested in a Fund is paid back. A return of capital distribution does not necessarily reflect the Funds’ investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on each Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

	MARCH 2021
	Net Investment Income		Net Realized Capital Gains		Return of Capital (or Other Captial Source)		Total Current
Fund	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution	Distribution (common share)
Invesco High Income Trust II	$0.0625	64.83%	$0.0000	0.00%	$0.0339	35.17%	$0.0964
Invesco Dynamic Credit Opportunities Fund	$0.0389	51.87%	$0.0000	0.00%	$0.0361	48.13%	$0.0750
Invesco Senior Income Trust	$0.0210	100.00%	$0.0000	0.00%	$0.0000	0.00%	$0.0210

	CUMULATIVE FISCAL YEAR-TO-DATE (YTD) February 28, 2021*
	Net Investment Income		Net Realized Capital Gains		Return of Capital (or Other Captial Source)		Total FYTD
Fund	Per Share Amount	% of FYE 2/28/21 Distribution	Per Share Amount	% of FYE 2/28/21 Distribution	Per Share Amount	% of FYE 2/28/21 Distribution	Distribution (common share)
Invesco High Income Trust II	$0.9333	80.68%	$0.0000	0.00%	$0.2235	19.32%	$1.1568
Invesco Dynamic Credit Opportunities Fund	$0.8209	91.21%	$0.0000	0.00%	$0.0791	8.79%	$0.9000
Invesco Senior Income Trust	$0.2231	85.48%	$0.0000	0.00%	$0.0379	14.52%	$0.2610

*	Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. The final determination of the source and tax characteristics of all distributions in 2021 will be made after the end of the year.

The monthly distributions are based on estimates and terms of each Fund’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of a Fund’s earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

Each Fund’s Performance and Distribution Rate Information disclosed in the table below is based on the Fund’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate and the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate. Each Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of a Fund’s investment performance. The value of a shareholder’s investment in each Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

46	Invesco Dynamic Credit Opportunities Fund

Fund Performance and Distribution Rate Information:

Fund				Five year period ending February 28, 2021
	Fiscal Year-to-date March 1, 2020 to February 28, 2021
	FYTD Cumulative Total Return[1]	Cumulative Distribution Rate[2]	Current Annualized Distribution Rate[3]	Average Annual Total Return[4]
Invesco High Income Trust II	10.24%	7.72%	7.72%	9.28%
Invesco Dynamic Credit Opportunities Fund	6.84%	7.53%	7.53%	9.12%
Invesco Senior Income Trust	6.26%	5.75%	5.75%	7.95%

[1]	Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Fund’s NAV over the fiscal year-to-date time period including distributions paid and reinvested.

[2]	Cumulative Distribution Rate for the Fund’s current fiscal period (March 1, 2020 through February 28, 2021) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Fund’s NAV as of February 28, 2021.

[3]	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of February 28, 2021.

[4]	Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Fund for the five year period ending February 28, 2021. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and reinvested.

The Plans will be subject to periodic review by each Fund’s Board, and a Fund’s Board may terminate or amend the terms of its Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of a Fund’s Plan could have an adverse effect on the market price of such Fund’s common shares.

The amount of dividends paid by each Fund may vary from time to time. Past amounts of dividends are no guarantee of future payment amounts. Investing involves risk and it is possible to lose money on any investment in the Funds.

For more information, call 1-800-341-2929.

About Invesco Ltd.

Invesco Ltd. is a global independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. Our distinctive investment teams deliver a comprehensive range of active, passive and alternative investment capabilities. With offices in more than 20 countries, Invesco managed $1.3 trillion in assets on behalf of clients worldwide as of February 28, 2021.

For more information, visit www.invesco.com.

Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned, subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end fund will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT A DEPOSIT | NOT FDIC INSURED | NOT GUARANTEED BY THE BANK | MAY LOSE VALUE | NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

—Invesco—

47	Invesco Dynamic Credit Opportunities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2021:

Federal and State Income Tax
Qualified Dividend Income*	4.12%
Corporate Dividends Received Deduction*	5.46%
Business Interest Income*	94.54%
Qualified Business Income*	0.00%
U.S. Treasury Obligations*	0.00%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Interest Income**	62.42%

** The above percentage is based on income dividends paid to shareholders during the Fund’s fiscal year.

48	Invesco Dynamic Credit Opportunities Fund

Additional Information

Investment Objective, Policies and Principal Risks of the Fund

Recent Changes

The following information is a summary of certain changes since the end of the Fund’s most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased the Fund.

Approval of Managed Distribution Plan

Effective October 1, 2020, the Board of the Fund approved a Managed Distribution Plan (the “Plan”) whereby the Trust will pay a monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.075 per share. The Plan is intended to provide shareholders with a consistent, but not guaranteed, periodic cash payment from the Trust, regardless of when or whether income is earned or capital gains are realized. If investment income is not sufficient to cover the Trust’s intended monthly distribution, the Trust will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution level under the Plan. The Plan is subject to periodic review by the Board, and the Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Trust’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Trust’s common shares. Please see “Managed Distribution Plan Disclosures” for more information regarding the Plan.

Changes to Investment Policies

On May 19, 2020, the SEC issued the Fund an exemptive order (the “Exemptive Order”) which permits the Fund to co-invest with certain funds or entities managed by Invesco Advisers, Inc. or Invesco Senior Secured Asset Management (collectively, the “Adviser”) in certain negotiated transactions where co-investing would otherwise be prohibited under the Investment Company Act of 1940, as amended ("1940 Act”) subject to the conditions of the Exemptive Order. The Adviser believes that such co-investments may afford the Fund additional investment opportunities and an ability to achieve greater diversification.

Pursuant to the Exemptive Order, the Fund is permitted to co-invest with certain affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Fund’s independent trustees make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to the Fund and its shareholders, and (2) the potential co-investment transaction is consistent with the interests of the Fund’s shareholders and is consistent with the Fund’s then-current investment objective and strategies. The Fund has adopted policies and procedures designed to ensure compliance with the Exemptive Order and to mitigate conflicts of interest associated with the allocation of co-investment opportunities.

Accordingly, the following changes and clarifications to the Fund’s investment policies and risks were made to reflect the Fund’s ability to engage in co-investment transactions with certain affiliates in accordance with the Exemptive Order:

The Fund may co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions outlined in an Exemptive Order granted to the Fund by the SEC. The Fund may co-invest with its affiliates in senior secured floating and fixed rate loans (“Senior Loans”), including Senior Loans directly originated by the Fund or its affiliates and may also engage in direction origination of Senior Loans with its affiliates, all in accordance with the terms and conditions of the Exemptive Order.

Conflicts of Interest Risk Related to Co-Investing. The Adviser and certain of its affiliates may experience conflicts of interest in connection with co-investment transactions. The Exemptive Order imposes various conditions on the Fund and the Adviser intended to ensure that any co-investment transactions are done in a fair and equitable manner. However, conflicts may nonetheless arise, including, but not limited to, the following:

■ The Adviser may be incentivized to pursue a co-investment transaction for reputational or other reasons that are not directly advantageous to the Fund. For example, the Adviser may receive a higher advisory fee from an affiliated fund that would be a participant in a co-investment transaction with the Fund, in which case the Adviser might be incentivized to recommend that the Fund participate in riskier co-investment transactions than would be the case if the Fund was the only participant.

■ By reason of the various activities of the Adviser and its affiliates, the Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

Conflicts of Interest Created by Valuation Process for Certain Portfolio Holdings. The Fund’s portfolio investments may include loans that are not publicly traded and for which no market-based price quotation is available. As a result, the fair value of these loans will be determined in good faith in accordance with the Fund’s valuation procedures. In connection with that determination, investment professionals from the Adviser may provide input regarding valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. The participation of the Adviser’s investment professionals in the Fund’s valuation process could result in a conflict of interest as the Adviser’s management fee is based, in part, on the value of the Fund’s assets. Because such valuations are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Due to this uncertainty, the Fund’s fair value determinations may cause the Fund’s NAV on a given date to materially understate or overstate the value that it may ultimately realize upon the sale of one or more of its investments.

Except as noted above, during the Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.

In addition, subsequent to the end of the Fund’s most recently completed fiscal year, on April 27, 2021, the Board approved the ability of the Fund to invest up to 60% of its net assets in originated loans. Previously, the Fund limited such investments to 25% of net assets.

Investment Objective

The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation.

Investment Policies of the Fund

Depending on current market conditions and the Fund’s outlook over time, the Fund seeks to achieve its investment objectives by opportunistically investing primarily in credit securities of issuers which operate in a variety of industries and geographic regions located throughout the world. Under normal market conditions, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in any combination of the following credit securities: (i) senior secured floating rate and fixed rate loans (“Senior Loans”); (ii) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt; and (iii) other debt obligations, including high-yield, high-risk obligations. In complying with this 80% investment requirement, the Fund may invest in derivatives and other instruments that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.

The Fund also may invest up to 20% of its assets in structured products, including structured notes, credit-linked notes, collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) and other types of structured products (collectively, “structured products”). The Fund also may invest in swaps, including credit default, total return, index and interest rate swaps. To the extent that the Fund invests in structured products or swaps that gain exposure to credit securities, such investments will be counted for purposes of the Fund’s 80% policy.

The Fund may invest, without limitation, in below investment grade securities (that is, securities rated Ba or lower by Moody’s or BB or lower by S&P) are commonly referred to as “junk” securities.1 Any of the Fund’s investments may be issued by non-stressed, stressed and distressed issuers, including issuers in bankruptcy. “Distressed issuers” generally refers to those issuers that are unable to service their debt and thus, have entered into default, bankruptcy or are likely to do so. “Stressed issuers” generally refers to those issuers that the market expects to be “distressed” in the near future. “Non-stressed issuers” are those issuers that generally are performing and currently not undergoing the same financial experiences as “stressed” and “distressed” issuers. Credit securities that are or become stressed or distressed generally trade at prices below par, thus creating opportunities

49	Invesco Dynamic Credit Opportunities Fund

for capital appreciation (or loss) as the values of such securities change over time.

The Fund may invest in credit securities of any maturity or duration, and the Fund will not be managed for maturity or duration. Although the Fund will not be managed for maturity or duration, given the nature of the Fund’s portfolio, the Fund’s portfolio will likely have a low average duration (generally, four years or less). “Duration” is a measure of the price volatility of a security as a result of changes in market rates of interest, based on the weighted average timing of a security’s expected principal and interest payments.

In addition, the Fund may invest up to 20% of its assets in equity securities obtained through debt restructurings or bankruptcy proceedings. The Fund may utilize derivative instruments that reference or otherwise provide exposure to credit securities. From time to time, the Fund may also invest in short-term debt securities such as U.S. government securities, commercial paper and other money market instruments and cash equivalents. The Fund will not invest 25% or more of its total assets in issuers that conduct their principal businesses in the same industry.

Under normal market conditions, the Fund will not invest more than 20% of its total assets in obligations not making current interest and principal payments when due.

The Fund may invest without limitation in obligations for which there is no readily available trading market or which are otherwise illiquid, including securities restricted as to resale such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended.

The Fund will invest in obligations of U.S. and non-U.S. issuers and such obligations may be U.S. dollar denominated as well as non-U.S. dollar denominated. Under normal market conditions, the Fund expects to invest in issuers located anywhere in the world and, although under current market conditions the Fund does not intend to invest in obligations of issuers located in emerging market countries, the Fund may so do if it determines that such investments are appropriate for the Fund. The Fund considers emerging countries to be those countries that the international financial community, including the International Bank for Reconstruction and Development (more commonly known as The World Bank) and the International Finance Corporation, considers to be emerging or developing countries on the basis of such factors as trade initiatives, per capita income and level of industrialization.

Senior Loans. Senior Loans are business loans made to borrowers that may be corporations, partnerships or other entities that operate in a variety of industries and geographic regions. Senior Loans generally are negotiated between a borrower and several financial institution lenders represented by one or more lenders acting as agent of all the lenders. Senior Loans hold (or in the judgment of the Adviser, hold) a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities that, under normal circumstances, allow them to have priority of claim ahead of (or at least as high as) other obligations of a borrower in the event of liquidation. The Fund may act as one of the group of original lenders originating a Senior Loan, may purchase assignments of portions of Senior Loans from third parties and may invest in participations in Senior

Loans. The Fund will only acquire participations if the lender selling the participation and any other persons positioned between the Fund and the lender has, at the time of investment, outstanding debt or deposit obligations rated investment grade by a rating agency or that are determined to be of comparable quality and has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund.

The Fund generally acquires Senior Loans of borrowers that, among other things, in the Adviser’s judgment, can make timely payments on their Senior Loans and that satisfy other credit standards established by the Adviser. The Fund may invest in Senior Loans secured by specific assets of the borrower, and may also invest in loans that are not secured by specific collateral. The Fund may purchase and retain in its portfolio Senior Loans of borrowers that have filed for protection under the federal bankruptcy laws or that have had involuntary bankruptcy petitions filed against them by creditors.

The Fund generally invests in a Senior Loan if, in the Adviser’s judgment, the borrower can meet its payment obligations. The Adviser performs its own independent credit analysis of the borrower in addition to utilizing information prepared and supplied by the agent or other lenders with respect to the portion of the Fund’s portfolio managed by each. The Fund generally acquires a collateralized Senior Loan if the Adviser believes that the collateral coverage equals or exceeds the outstanding principal amount of the Senior Loan. The Adviser continues to monitor a borrower on an ongoing basis for so long as the Fund continues to own the Senior Loan.

There is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund’s investments. There is no limit on the percentage of the Fund’s assets that may be invested in Senior Loans that are rated below investment grade or that are unrated but deemed to be of comparable quality.

Certain of the loans, loan participations or assignments acquired by the Fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring the Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). The Fund currently intends to reserve against such contingent obligations by segregating cash or liquid assets to cover such commitments.

Structured Products and Derivatives. The Fund also may invest in structured products, including CDOs, CBOs, CLOs, structured notes, credit-linked notes and other types of structured products. CDOs. CBOs and CLOs are types of asset-backed securities issued by special purpose vehicles created to reapportion the risk and return characteristics of a pool of assets. A credit-linked note is a derivative instrument that is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation).

The Fund may enter into swap transactions, including credit default, total return, index and interest rate swap agreements, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. The Fund may write (sell) and purchase put and call swap options. The Fund may engage in swap options for hedging purposes, to manage and mitigate credit and interest rate risks and to gain exposure to credit securities. The Fund may use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of floating rate Senior Loans or to adjust the overall interest rate exposure of the Fund.

The Fund can use currency futures and currency swaps to hedge its exposure to foreign currencies and engage to a greater extent in foreign currency transactions either on a spot basis (i.e., for prompt delivery and settlement at the rate prevailing in the currency exchange market at the time) or through forward foreign currency contracts to mitigate the risk of foreign currency exposure. Spot contracts allow for prompt delivery and settlement at the rate prevailing in the currency exchange market at the time. A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated or to gain exposure to foreign currencies.

The Fund may invest up to 20% of its net assets in certain “Strategic Transactions” (which limit is not applicable to foreign currency hedging transactions). The Fund generally seeks to use certain Strategic Transactions as portfolio management or hedging techniques. In doing so, the Fund seeks to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the Fund’s unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund’s portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may also use Strategic Transactions to earn income. Among the Strategic Transactions the Fund may utilize are forward contracts, options, futures contracts and options on futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objectives of the Fund.

Direct Loan Origination. The Fund may originate Senior Loans directly or through investments in one or more wholly-owned subsidiaries (each, a “Subsidiary”). The Fund may originate loans in order to obtain exposure to middle market loan transactions which will generally be first and second lien Senior Loans. Such borrowers may have credit ratings that are determined by one or more NRSRO or the Adviser to be below investment grade. The loans the Fund originates may vary in maturity and/or duration. The Fund is not limited in the amount, size or type of loans it may originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. Currently, the Fund participates in direct lending opportunities through its indirect investment in the Invesco Dynamic Credit Opportunities Loan Origination LLC (the “LLC”), a Delaware limited liability company. The Trust owns all

50	Invesco Dynamic Credit Opportunities Fund

beneficial and economic interests in the Invesco Dynamic Credit Opportunities Loan Origination Trust, a Massachusetts Business Trust (the “Loan Origination Trust”), which in turn owns all beneficial and economic interests in the LLC. Subsequent to the end of the Fund’s fiscal year, on April 27, 2021, the Board approved the ability of the Fund to invest up to 60% of its net assets in originated loans. Previously, the Fund limited such investments to 25% of net assets.

Co-Investment. The Fund may co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions outlined in an Exemptive Order granted to the Fund by the SEC. The Fund may co-invest with its affiliates in Senior Loans, including Senior Loans directly originated by the Fund or its affiliates and may also engage in direct origination of Senior Loans with its affiliates, all in accordance with the terms and conditions of the Exemptive Order.

Preferred Shares. The Fund may issue preferred shares as leverage. The Fund currently utilizes VRDP Shares as leverage in order to enhance the yield of its common shareholders. For additional information regarding the VRDP Shares, see Note [12] in “Notes to Consolidated Financial Statements.”

Borrowing and Leverage. The Fund currently utilizes leverage in the form of borrowings through a credit facility in an effort to maximize returns. The amount of borrowings outstanding from time to time may vary, depending on the Adviser’s analysis of market conditions and interest rate movements.

Investment Process. In selecting investments for the Fund, the portfolio managers evaluate overall investment opportunities and risks among the types of investments the Fund can hold. They analyze the credit standing and risks of borrowers whose loans or debt securities they are considering for the Fund’s portfolio. They evaluate information about borrowers from their own research or research supplied by rating organizations, agent banks or other sources and select only those loans that they believe are likely to pay the interest and repay the principal when it becomes due. The portfolio managers consider many factors, including, among others:

■ the borrower’s past and expected future financial performance;

■ the experience and depth of the borrower’s management;

■ the status of the borrower’s industry and its position in that industry;

■ the collateral for the loan or other debt security;

■ the borrower’s assets and cash flows; and

■ the credit quality of the debt obligations of the bank servicing the loan and other intermediaries imposed between the borrower and the Fund. The credit research process utilized by the Fund to implement its investment strategy in pursuit of its investment objective considers factors that include, but are not limited to, an issuer’s operations, capital structure and environmental, social and governance (“ESG”) considerations. Credit quality analysis therefore may consider whether any ESG factors pose a material financial risk or opportunity to an issuer.

There can be no assurance that the portfolio managers’ analysis will identify all of the factors that may impair the value of a Senior Loan or other investment.

Principal Risks of Investing in the Fund

As with any fund investment, loss of money is a risk of investing. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

LIBOR Transition Risk. The Fund invests in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions that are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally. The value of the Fund’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. In addition, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events may have a significant impact on the value of the Fund’s investments, as well as the financial markets and global economy generally. Such circumstances may also impact the ability of the Adviser to effectively implement the Fund’s investment strategy. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

COVID-19. The “COVID-19" strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

Debt Securities Risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

Risks of Senior Loans and Other Loans. In addition to the risks typically associated with debt securities, such as credit and interest rate risk, senior loans are also subject to the risk that a court could subordinate a senior loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Loans usually have mandatory and optional prepayment provisions. If a borrower prepays a loan, the Fund will have to reinvest the proceeds in other loans or financial assets that may pay lower rates of return.

Loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. In addition, the lenders’ security interest or their enforcement of their security under the loan agreement may be found by a court to be invalid or the collateral maybe used to pay other outstanding obligations of the borrower. The Fund’s access to collateral, if any, may be limited by bankruptcy, other insolvency laws, or by the type of loan the Fund has purchased. As a result, a collateralized loan may not be fully collateralized and can decline significantly in value.

Loan investments are often issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. These obligations are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy.

Due to restrictions on transfers in loan agreements and the nature of the private syndication of loans including, for example, the lack of publicly-available information, some loans are not as easily purchased or sold as publicly-traded securities. Some loans are illiquid, which may make it difficult for the Fund to value them or dispose of them at an acceptable price when it wants to. The market price of investments in floating rate loans is expected to be less affected by changes in interest rates than fixed-rate investments

51	Invesco Dynamic Credit Opportunities Fund

because floating rate loans pay a floating rate of interest that will fluctuate as market interest rates do and therefore should more closely track market movements in interest rates. Compared to securities and to certain other types of financial assets, purchases and sales of loans take relatively longer to settle. This extended settlement process can (i) increase the counterparty credit risk borne by the Fund; (ii) leave the Fund unable to timely vote, or otherwise act with respect to, loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences.

To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments or temporarily borrow from banks or other lenders. If the Fund undertakes such measures, the Fund’s ability to pay redemption proceeds in a timely manner, as well as the Fund’s performance, may be adversely affected.

If the Fund invests in a loan via a participation, the Fund will be exposed to the ongoing counterparty risk of the entity providing exposure to the loan(and, in certain circumstances, such entity’s credit risk), in addition to the exposure the Fund has to the creditworthiness of the borrower.

In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower or an arranger, lenders will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, lenders generally rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

Risk of Second Lien or Other Subordinated or Unsecured Loans or Debt. Second lien or other subordinated or unsecured loans or debt generally are subject to similar risks associated with investments in Senior Loans. Because second lien or other subordinated or unsecured loans or debt are lower in priority of payment to Senior Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien or subordinated loans or debt, both secured and unsecured, are expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans and subordinated loans or debt, both secured and unsecured, which would create greater credit risk exposure. Second lien or other subordinated or unsecured loans or debt of below investment grade quality share the same risks of other below investment grade securities.

High Yield Debt Securities (Junk Bond) Risk. The Fund’s investments in high yield debt securities (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are more susceptible to default or decline in market value due to adverse economic, regulatory, political or company developments than higher rated or investment grade securities. Prices of high yield debt securities tend to be very volatile. These securities are less liquid than investment grade debt securities and may be difficult to sell at a desirable time or price, particularly in times of negative sentiment toward high yield securities

Changing Fixed Income Market Conditions Risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline.

Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Unstable interest rates can have a disproportionate effect on companies in the financial services sector which could adversely affect the profitability of such companies. Financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.

Interest Rate Risk. Interest rate risk is the risk that rising interest rates, or an expectation of rising interest rates in the near future, will cause the values of the Fund’s investments to decline. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. When interest rates rise, the decrease in values of outstanding debt securities may not be offset by higher income from new investments. When interest rates fall, the values of already-issued debt securities generally rise. However, when interest rates fall, the Fund’s investments in new securities may be at lower yields and may reduce the Fund’s income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change; thus, interest rate risk is usually greater for securities with longer maturities or durations. “Zero-coupon” or “stripped” securities may be particularly sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are near historic lows.

Market Discount from Net Asset Value Risk. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their net asset value. Because the market price of the Fund’s common shares is determined by factors such as relative market supply and demand, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether its shares of common stock will trade at, below or above net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Common shareholders bear a risk of loss to the extent that the price at which they sell their shares is lower than at the time of purchase.

Loan Origination Risks. In making a direct loan, the Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund will lose money on the loan. Furthermore, direct loans may subject the Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or to value the direct loan. When engaging in direct lending, the Fund’s performance may depend, in part, on the ability of the Fund to originate loans on advantageous terms. In originating and purchasing loans, the Fund will compete with a broad spectrum of lenders. Increased competition for, or a decrease in the available supply of, qualifying loans could result in lower yields on such loans, which could adversely affect Fund performance.

Valuation Risk. Different types of assets may be used as collateral for the Fund’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that the Fund funds, the Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund or its affiliates to the borrower. Furthermore, in the event of a default by a borrower, the Fund may have difficulty disposing of the assets used as collateral for a loan.

Regulatory Risk. Various state licensing requirements could apply to the Fund with respect investments in, or the origination and servicing of loans and similar assets. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of the Fund’s (or its Subsidiary’s) or the Adviser’s license, which in turn could require the Fund to divest assets located in or secured by real property located in that state. To the extent the Fund (or its Subsidiary) obtains licenses or is required to comply with related regulatory requirements, the Fund could be subject to increased costs and regulatory oversight by governmental authorities, which may have an adverse effect on its results or operations.

Subsidiary Risk. By investing through one or more Subsidiaries, if any, the Fund is exposed to the risks associated with the Subsidiaries’ investments (which risks are generally the same as the investment risks described in this prospectus applicable to the Fund). Subsidiaries will not be registered as investment companies under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. However, the Fund will comply with the applicable requirements of the 1940 Act on a consolidated basis with its Subsidiaries (if any) and each such Subsidiary will be subject to the same investment restrictions and limitations, and will adhere to the same compliance policies and procedures, as the Fund. Changes in the laws of the

52	Invesco Dynamic Credit Opportunities Fund

United States and/or the jurisdiction in which a Subsidiary is organized, including any changes in the interpretations of, or treatment with respect to, applicable federal tax-related matters impacting the Fund and its status as a regulated investment company, could result in the inability of the Fund and/or the Subsidiary to operate as described herein and could adversely affect the Fund.

Investments in Middle-Market Companies. Investments in middle-market companies may entail greater risks than are customarily associated with investments in large companies. Middle-market companies may have more limited product lines, markets and financial resources, and may be dependent on a smaller management group. As a result, such companies may be more vulnerable to general economic trends and to specific changes in markets and technology. In addition, future growth may be dependent on additional financing, which may not be available on acceptable terms when required. Furthermore, there is ordinarily a more limited marketplace for the sale of interests in smaller, private companies, which may make realizations of gains more difficult, by requiring sales to other private investors. In addition, the relative illiquidity of investments held by closed-end funds generally, and the somewhat greater illiquidity of closed-end fund investments in middle-market companies, could make it difficult for the Fund to react quickly to negative economic or political developments.

Conflicts of Interest Risk Related to Co-Investing. The Adviser and certain of its affiliates may experience conflicts of interest in connection with co-investment transactions. The Exemptive Order imposes various conditions on the Fund and the Adviser intended to ensure that any co-investment transactions are done in a fair and equitable manner. However, conflicts may nonetheless arise, including, but not limited to, the following:

■ The Adviser may be incentivized to pursue a co-investment transaction for reputational or other reasons that are not directly advantageous to the Fund. For example, the Adviser may receive a higher advisory fee from an affiliated fund that would be a participant in a co-investment transaction with the Fund, in which case the Adviser might be incentivized to recommend that the Fund participate in riskier co-investment transactions than would be the case if the Fund was the only participant.

■ By reason of the various activities of the Adviser and its affiliates, the Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

Conflicts of Interest Created by Valuation Process for Certain Portfolio Holdings. The Fund’s portfolio investments may include loans that are not publicly traded and for which no market based price quotation is available. As a result, the fair value of these loans will be determined in good faith in accordance with the Fund’s valuation procedures. In connection with that determination, investment professionals from the Adviser may provide input regarding valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. The participation of the Adviser’s investment professionals in the Fund’s valuation process could result in a conflict of interest as the Adviser’s management fee is based, in part, on the value of the Fund’s assets. Because such valuations are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Due to this uncertainty, the Fund’s fair value determinations may cause the Fund’s NAV on a given date to materially understate or overstate the value that it may ultimately realize upon the sale of one or more of its investments.

Defaulted Securities Risk. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities. The Fund will generally not receive interest payments on defaulted securities and may incur costs to protect its investment. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale. Investments in defaulted securities and obligations of distressed issuers are considered speculative and the prices of these securities may be more volatile than non-defaulted securities.

Credit Risk. The issuers of instruments in which the Fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Fund invests in junk bonds, which may cause the Fund to incur higher expenses to protect its interests. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund’s securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Fund may be unable to obtain full recovery on such amounts.

Liquidity Risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. An investment may be illiquid due to a lack of trading volume in the investment or if the investment is privately placed and not traded in any public market or is otherwise restricted from trading. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. Liquid securities can become illiquid during periods of market stress.

Restricted Securities Risk. Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. There can be no assurance that a trading market will exist at any time for any particular restricted security. Transaction costs may be higher for restricted securities. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility. In addition, the Fund may get only limited information about the issuer of a restricted security and therefore may be less able to predict a loss.

Preferred Shares. The primary risk associated with the Fund’s issuance of preferred shares, such as the VRDP Shares, is exposing the net asset value of the common shares and total return to increased volatility if the value of the Fund decreases while the value of the preferred shares remains unchanged. Fluctuations in the dividend rates on the VRDP Shares can also impact the Fund’s yield or its distributions to common shareholders. The Fund is subject to certain restrictions relating to the VRDP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger an increased rate which, if not cured, could cause the mandatory redemption of VRDP Shares at the maximum liquidation preference plus any accumulated but unpaid dividends. For additional information regarding the risks of VRDP Shares, see Note [12] in “Notes to Consolidated Financial Statements.”

Foreign Securities Risk. The value of the Fund’s foreign investments may be adversely affected by political and social instability in the home countries of the issuers of the investments, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. Also, there may be less publicly available information about companies in certain foreign countries than about U.S. companies making it more difficult for the Adviser to evaluate those companies. The laws of certain countries may put limits on the Fund’s ability to recover its assets held at a foreign bank if the foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, the use of currency forward contracts could reduce performance if there are unanticipated changes in currency exchange rates.

Risks of Structured Products. The Fund may invest in structured products, CDOs, CBOs, CLOs, structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty

53	Invesco Dynamic Credit Opportunities Fund

risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer or the entity that sold assets to the special purpose trust. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. When investing in structured products, it is impossible to predict whether the underlying index or prices of the underlying securities will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

CBOs, CLOs and other CDOs are typically privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to be considered liquid in some circumstances. In addition to the general risks associated with fixed income securities discussed herein, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CDOs are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks including income risk, credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

Risks of Borrowing and Leverage. Borrowing for leverage will subject the Fund to greater costs (for interest payments to the lenders, origination fees and related expenses) than funds that do not borrow for leverage and these other purposes. The interest on borrowed money is an expense that might reduce the Fund’s yield, especially if the cost of borrowing to buy investments exceeds the yield on the investments purchased with the proceeds of a loan. Using leverage may also make the Fund’s share price more sensitive, i.e. volatile, than if the Fund did not use leverage due to the tendency to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio investments. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations to the lenders

Zero Coupon or Pay-In-Kind Securities Risk. Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. Investors may purchase zero coupon and pay-in-kind securities at a price below the amount payable at maturity. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities.

Distribution Risk. The Board has adopted a Managed Distribution Plan (the “Plan”) for the Fund

whereby the Fund seeks to pay a stated fixed monthly distribution amount to common shareholders. The Plan is intended to provide common shareholders with a consistent, but not guaranteed, periodic cash payment from the Fund, regardless of when or whether income is earned or capital gains are realized. If sufficient investment income is not available for a monthly distribution, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution level under the Plan. The Plan is subject to periodic review by the Board, and the Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares. Please see “Managed Distribution Plan Disclosure” in this report for additional information regarding the Plan.

Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. There can be no guarantee that the Adviser’s investment techniques or investment decisions will produce the desired results.

Additionally, legislative, regulatory, or tax developments may affect the investments or investment strategies available to the Adviser in connection with managing the Fund, which may also adversely affect the ability of the Fund to achieve its investment objective.

1 A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

54	Invesco Dynamic Credit Opportunities Fund

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2014

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			191	None
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T- 1	Invesco Dynamic Credit Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	191	enaible, Inc. (artificial intelligence technology); Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	191	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	2014	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	191	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	191	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization);Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	191	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T- 2	Invesco Dynamic Credit Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	191	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	191	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2014	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	191	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			191	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	191	Elucida Oncology (nanotechnology & medical particles company);

T- 3	Invesco Dynamic Credit Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board member of Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest and Andrews and Kurth	191	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	191	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consultng and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	191	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	191	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T- 4	Invesco Dynamic Credit Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris — 1964 President and Principal Executive Officer	2010

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice Presient, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2014	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Ivestment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

T- 5	Invesco Dynamic Credit Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2010

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimar Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T- 6	Invesco Dynamic Credit Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Diector, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster — 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Inveso Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801
Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Investment Sub-Adviser Invesco Senior Secured Management, Inc. 1166 Avenue of the Americas New York, NY 10036	Transfer Agent Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021
Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Asset Management Limited Perpetual Park Perpetual Park Drive Henley-on-Thames Oxfordshire RG9 1HH United Kingdom

T- 7	Invesco Dynamic Credit Opportunities Fund

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Correspondence information
Send general correspondence to Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Fund holdings and proxy voting information
The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website at sec.gov. The SEC file number for the Fund is shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website,sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

SEC file number(s): 811-22043	VK-CE-DCO-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Cynthia Hostetler, Anthony J. LaCava, Jr., Dr. Eli Jones, Ann Barnett Stern, Robert C. Troccoli, James Vaughn and Christopher L. Wilson. Cynthia Hostetler, Anthony J. LaCava, Jr., Dr. Eli Jones, Ann Barnett Stern, Robert C. Troccoli, James Vaughn and Christopher L. Wilson are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Pursuant to PCAOB Rule 3526, PricewaterhouseCoopers LLC (“PwC”) advised the Registrant’s Audit Committee of the following matters identified between March 1, 2020 to April 29, 2021 that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that one PwC Manager and one PwC Associate each held financial interests either directly or, in the case of the PwC Manager, indirectly through their spouse’s brokerage account, in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. In reporting the matters to the Audit Committee, PwC noted, among other things, that the impermissible holdings were disposed of by the individuals, the individuals were not in the chain of command of the audit or the audit partners of the Funds, the individuals either did not provide any audit services (or in the case of the PwC Associate, the individual did not have decision-making responsibility for matters that materially affected the audit and their audit work was reviewed by team members at least two levels higher than the individual), or did not provide services of any kind to the Registrant or its affiliates, and the financial interests were not material to the net worth of each individual or their respective immediate family members and senior leadership of the Funds’ audit engagement team was unaware of the impermissible holdings until after the matters were confirmed to be independence exceptions or individuals ceased providing services. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violations would conclude PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2021	Fees Billed for Services Rendered to the Registrant for fiscal year end 2020
Audit Fees	$103,075	$119,861
Audit-Related Fees	$0	$0
Tax Fees(1)	$31,398	$27,852
All Other Fees	$0	$0

Total Fees	$134,473	$147,713

(1)

Tax Fees for the fiscal years ended February 28, 2021 and February 29, 2020 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2021 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2020 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$701,000	$690,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$701,000	$690,000

(1)	Audit-Related Fees for the fiscal years ended 2021 and 2020 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services ;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,219,000 for the fiscal year ended February 28, 2021 and $4,089,000 for the fiscal year ended February 29, 2020. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $6,951,398 for the fiscal year ended February 28, 2021 and $4,806,852 for the fiscal year ended February 29, 2020.

PwC provided audit services to the Investment Company complex of approximately $32 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting

I.	Introduction

Invesco Ltd. and its affiliated investment advisers (collectively, “Invesco”, the “Company”, “our” or “we”) has adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (“Policy”) which it believes describes policies and procedures reasonably designed to ensure that proxies are voted in the best interests of its clients. This Policy is intended to help Invesco’s clients understand our commitment to responsible investing and proxy voting, as well as the good governance principles that inform our approach to engagement and voting at shareholder meetings.

A.	Our Commitment to Environmental, Social and Governance Investment Stewardship and Proxy Voting

Our commitment to environmental, social and governance (ESG) principles is a core element of our ambition to be the most client centric asset manager. We aspire to incorporate ESG considerations into all of our investment capabilities in the context of financial materiality and in the best interest of our clients. Our Global ESG team functions as a center of excellence, providing specialist insights on research, engagement, voting, integration, tools, and client and product solutions with investment teams implementing ESG approaches appropriate to asset class and investment style. Much of our work is rooted in fundamental research and frequent dialogue with companies.

Invesco views proxy voting as an integral part of its investment management responsibilities. The proxy voting process at Invesco focuses on protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. The voting decision lies with our portfolio managers and analysts with input and support from our Global ESG team and Proxy Operations functions. Our proprietary proxy voting platform (“PROXYintel”) facilitates implementation of voting decisions and rationales across global investment teams. Our good governance principles, governance structure and processes are designed to ensure that proxy votes are cast in accordance with clients’ best interests.

As a large active investor, Invesco is well placed to use our ESG expertise and beliefs to engage with portfolio companies in ways which drive corporate change that we believe will enhance shareholder value. We take our responsibility as active owners very seriously and see engagement as an opportunity to encourage continual improvement and ensure that our clients’ interests are represented and protected. Dialogue with portfolio companies is a core part of the investment process. Invesco may engage with investee companies to discuss environmental, social and governance issues throughout the year or on specific ballot items to be voted on.

Our passive strategies and certain other client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds) will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies. Invesco refers to this approach as “Majority Voting”. This process of Majority Voting ensures that our passive strategies benefit from the engagement and deep dialogue of our active investors, which Invesco believes benefits shareholders in passively-managed accounts. In the absence of overlap between the active and passive holders, the passive holders vote in line with our internally developed voting guidelines (as defined below). Portfolio managers and analysts for accounts employing Majority Voting retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.

B.	Applicability of Policy

Invesco may be granted by its clients the authority to vote the proxies of securities held in client portfolios. Invesco’s investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting.

This Policy applies to all entities in Exhibit A. Due to regional or asset class specific considerations, there may be certain entities that have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event that local policies and the Global Policy differ, the local policy will apply. These entities are also listed in Exhibit A and include proxy voting guidelines specific to; Invesco Asset Management (Japan) Limited, Invesco Asset Management (India) Pvt. Ltd, Invesco Taiwan Ltd and Invesco Capital Markets, Inc. for Invesco Unit Investment Trusts. In Europe, we comply with the Shareholder Rights Directive and publish our disclosures and voting practices in this regard.

II.	Global Proxy Voting Operational Procedures

Invesco’s global proxy voting operational procedures are in place to implement the provisions of this Policy (the “Procedures”). At Invesco, proxy voting is conducted by our investment teams through PROXYintel. Our investment teams globally are supported by Invesco’s centralized team of ESG professionals and proxy voting specialists. Invesco’s Global ESG team oversees the proxy policy, operational procedures, inputs to analysis and research and leads the Global Invesco Proxy Advisory Committee (“Global IPAC”). Invesco’s global proxy administration team is responsible for operational implementation including vote execution oversight.

Invesco aims to vote all proxies where we have been granted voting authority in accordance with this Policy as implemented by the Procedures. Our portfolio managers and analysts review voting items based on their individual merits and retain full discretion on vote execution conducted through our proprietary proxy voting platform. Invesco may supplement its internal research with information from independent third-parties, such as proxy advisory firms.

A.	Proprietary Proxy Voting Platform

Invesco’s proprietary proxy voting platform is supported by a dedicated team of internal proxy specialists. PROXYintel streamlines the proxy voting process by providing our investment teams globally with direct access to meeting information and proxies, external proxy research and ESG ratings, as well as related functions, such as management of conflicts of interest issues, significant votes, global reporting and record-keeping capabilities. Managing these processes internally, as opposed to relying on third parties, is designed to provide Invesco greater quality control, oversight and independence in the proxy administration process.

Historical proxy voting information is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use PROXYintel to access third-party proxy research and ESG ratings.

Our proprietary systems facilitate internal control and oversight of the voting process. Invesco may choose to leverage this capability to automatically vote proxies based on its internally developed voting guidelines and in circumstances where Majority Voting applies.

B.	Oversight of Voting Operations

Invesco’s Proxy Governance and Voting Manager provides oversight of the proxy voting verification processes facilitated by a dedicated proxy administration team which include; (i) the monthly global vote audit review of votes cast containing documented rationales of conflicts of interest votes, market and operational limitations; (ii) the quarterly sampling of proxy votes cast to determine that (a) Invesco is voting consistently with this Policy and (b) third-party proxy advisory firms’ methodologies in formulating the vote recommendation are consistent with their publicly disclosed guidelines; and (iii) quarterly review of rationales with the Global IPAC of occasions where a portfolio manager may take a position that may not be in accordance with Invesco’s good governance principles and our internally developed voting guidelines.

To the extent material errors are identified in the proxy voting process, such errors are reviewed and reported to, as appropriate, the Global Head of ESG, Global Proxy Governance and Voting Manager, legal and compliance, the Global IPAC and relevant boards and clients, where applicable. Invesco’s Global Head of ESG and Proxy Governance and Voting Manager provide proxy voting updates and reporting to the Global IPAC, various boards and clients. Invesco’s proxy voting administration and operations are subject to periodic review by Internal Audit and Compliance groups.

C.	Disclosures and Record Keeping

Unless otherwise required by local or regional requirements, Invesco maintains voting records in either electronic format or hard copy for at least 6 years. Invesco makes available its proxy voting records publicly in compliance with regulatory requirements and industry best practices in the regions below:

•

In accordance with the US Securities and Exchange Commission regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30th for each U.S. registered fund. That filing is made on or before August 31st of each year. Each year, the proxy voting records are made available on Invesco’s website here. Moreover, and to the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment manager’s voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

•	In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code and for the European Shareholder Rights Directive annually here.

•

In Canada, Invesco publicly discloses our annual proxy votes each year here by August 31st, covering the 12-month period ending June 30th in compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure.

•	In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code.

•

In India, Invesco publicly discloses our proxy votes quarterly in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all mutual funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010 and March 24, 2014, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.

•	In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission (“SFC”) Principles of Responsible Ownership.

•	In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors.

D.	Global Invesco Proxy Advisory Committee

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprised of representatives from various investment management teams globally, Invesco’s Global Head of ESG and chaired by its Global Proxy Governance and Voting Manager. The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex, to assist Invesco in meeting regulatory obligations, to review votes not aligned with our good governance principles and to consider conflicts of interest in the proxy voting process, all in accordance with this Policy.

In fulfilling its responsibilities, the Global IPAC meets as necessary, but no less than semi-annually, and has the following responsibilities and functions: (i) acts as a key liaison between the Global ESG team and local proxy voting practices to ensure compliance with this Policy; (ii)

provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; (iv) the Conflict of Interest sub-committee will make voting decisions on submissions made by portfolio managers on conflict of interest issues to override the Policy; and (v) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to the Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations.

In addition to the Global IPAC, for some clients, third parties (e.g., U.S. fund boards) provide oversight of the proxy voting process.

E.	Market and Operational Limitations

In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any benefit to clients. Moreover, ERISA fiduciaries, in voting proxies or exercising other shareholder rights, must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives. These matters are left to the discretion of the relevant portfolio manager. Such circumstances could include, for example:

•

In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

•

Some companies require a representative to attend meetings in person to vote a proxy, additional documentation or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative, signing a power-of-attorney or submitting additional disclosures outweigh the benefit of voting a particular proxy.

•	Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision.

•	Invesco held shares on the record date but has sold them prior to the meeting date.

In some non-U.S. jurisdictions, although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or rejected due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, a proxy voting service may not be offered by the custodian in the local market or due to operational issues experienced by third-parties involved in the process or by the issuer or sub-custodian. In addition, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or the issuer’s agent.

F.	Securities Lending

Invesco’s funds may occasionally participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy outweighs the benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so that we will be entitled to vote those shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. The relevant portfolio manager will make these determinations.

G.	Conflicts of Interest

There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors.

Firm-Level Conflicts of interest

A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products / services are material or significant to Invesco, serving as a distributor of Invesco’s products, a significant research provider or broker to Invesco.

Invesco identifies potential conflicts of interest based on a variety of factors, including but not limited to the materiality of the relationship between the issuer or its affiliates to Invesco.

Invesco’s proxy administration team maintains a list of all such issuers for which a conflict of interest exists (“Global Conflicts List”). Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally based on criteria established by the proxy administration team. The Global Conflicts List is updated periodically by the proxy administration team so as to seek to ensure an updated view is available when conducting conflicts checks. Operating procedures and associated governance are designed to seek to ensure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies on the Global Conflicts List will be voted in line with the principles below as implemented by Invesco’s internally developed voting guidelines. To the extent a portfolio manager disagrees with the Policy, our processes and procedures seek to ensure justification and rationales are fully documented and presented to the Global IPAC Sub-committee for a majority vote of its members.

As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by Invesco Ltd. that may be held in client accounts.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.

All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Voting Fund of Funds

There may be conflicts that can arise from Invesco voting on matters when shares of Invesco-sponsored funds are held by other Invesco funds or entities. The scenarios below set out how Invesco votes in these instances.

•	In the United States, as required by law, proportional voting applies.

•	Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund, where required by law.

•

Shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund where the thresholds are met as required by federal securities law or any exemption therefrom.

•	To the extent proportional voting is required by law, but not operationally possible, Invesco will not vote the shares.

•

For US fund of funds where proportional voting is not required by law, Invesco will still apply proportional voting. In the event this is not operationally possible, Invesco will vote in line with our internally developed voting guidelines (as defined below).

•	For non-US fund of funds Invesco will vote in line with our above-mentioned firm-level conflicts of interest process unless we have local policies in place as per Exhibit A.

H.	Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from independent third-parties, such as proxy advisory firms. Globally, Invesco leverages research from Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). Invesco generally retains full and independent discretion with respect to proxy voting decisions.

ISS and GL both provide research reports, including vote recommendations, to Invesco and its portfolio managers and analysts. Invesco retains ISS to provide recommendations based on Invesco’s internally developed custom guidelines. Updates to previously issued proxy research reports may be provided to incorporate newly available information or additional disclosure provided by the issuer regarding a matter to be voted on, or to correct factual errors which may result in the issuance of revised proxy vote recommendations. Invesco’s proxy administration team may periodically monitor for these research alerts issued by ISS and GL that are shared with our investment teams. There may be instances where these updates may not be provided in a timely manner ahead of the vote deadline.

Invesco also retains ISS to assist with services that include receipt of proxy ballots, vote execution through PROXYintel and vote disclosure in Canada, the UK and Europe to meet regulatory reporting obligations.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages globally. This includes reviews of information regarding the capabilities of their research staff, methodologies for formulating voting recommendations, the adequacy and quality of personnel and technology, as applicable, and internal controls, policies and procedures, including those relating to possible conflicts of interest.

The proxy advisory firms Invesco engages globally complete an annual due diligence questionnaire submitted by Invesco, and Invesco conducts annual due diligence meetings in part to discuss their responses to the questionnaire. In addition, Invesco monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards. ISS and GL disclose conflicts to Invesco through a review of their policies, procedures and practices regarding potential conflicts of interests (including inherent internal conflicts) as well as disclosure of the work ISS and GL perform for corporate issuers and the payments they receive from such issuers. Invesco conducts semi-annual roundtables with external proxy and governance experts and our Global IPAC to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies.

Invesco’s compliance function completes a review of the System and Organizational Controls (“SOC”) Reports for each proxy advisory firm to ensure the related controls operated effectively to provide reasonable assurance.

In addition to ISS and GL, Invesco may use regional third-party research providers to access regionally specific research.

I.	Review of Policy

The Global IPAC and Invesco’s Global ESG team, proxy administration team, compliance and legal teams annually communicate and review this Policy and our internally developed voting guidelines to seek to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices. At least annually, this Policy and our internally developed voting guidelines are reviewed by various groups within Invesco to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.

III.	Our Good Governance Principles

Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Global ESG team. The broad philosophy and guiding principles in this section inform our approach to investment stewardship and proxy voting. These principles are not intended to be exhaustive or prescriptive.

Our portfolio managers and analysts retain full discretion on vote execution except where otherwise specified in this Policy. The final voting decisions may incorporate the unique circumstances affecting companies, regional best practices and any dialogue we have had with company management. To the extent a portfolio manager chooses to vote a proxy in a way that is not aligned with the principles below, such manager’s rationales are fully documented.

The following guiding principles apply to operating companies. We apply a separate approach to investment companies and unit investment trusts. Where appropriate, these guidelines are supplemented by additional internal guidance that considers regional variations in best practices, disclosure and region-specific voting items.

The following are high-level governance principles that Invesco endorses:

A.	Transparency

Investors require accurate, timely and complete information in order to make informed investment decisions and effectively carry out their stewardship obligations. Invesco supports the highest standards in corporate transparency, including but not limited to the following areas:

Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.

•

We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.

•	We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.

B.	Accountability

Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long-term. We therefore encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:

One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable. Unequal voting rights may limit the ability of investors to exercise their stewardship obligations.

•

We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.

•	We generally support proposals to decommission differentiated voting rights.

•	Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.

Anti-takeover devices: Mechanisms designed to prevent or unduly delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.

•

We generally will not support proposals to adopt antitakeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.

•

In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for antitakeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).

Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best practice aligned proposals to enhance shareholder rights, including but not limited to the following:

•	Adoption of proxy access rights

•	Rights to call special meetings

•	Rights to act by written consent

•	Reduce supermajority vote requirements

•	Remove antitakeover provisions

•	Requirement that directors are elected by a majority vote

In addition, we oppose practices that limit shareholders’ ability to express their views at a general meeting such as bundling unrelated proposals or several significant article or bylaw amendments into a single voting item. We will generally vote against these proposals unless we are satisfied that all the underlying components are aligned with our views on best practice.

Director Indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are reasonably limited in scope to directors acting in good faith and, in relation to criminal matters, limited in scope to directors having reasonable grounds for believing the conduct was lawful.

Responsiveness: Boards should respond to investor concerns in a timely fashion, including reasonable requests to engage with company representatives regarding such concerns, and address matters that receive significant voting dissent at general meetings of shareholders.

•

We will generally vote against the lead independent director and/or the incumbent chair of the governance committee, or nearest equivalent, in cases where the board has not adequately responded to items receiving significant voting opposition from shareholders at an annual or extraordinary general meeting.

•

We will generally vote against the lead independent director and/or incumbent chair of the governance committee, or nearest equivalent, where the board has not adequately responded to a shareholder proposal which has received significant support from shareholders.

•

We will generally vote against the incumbent chair of the compensation committee if there are significant ongoing concerns with a company’s compensation practices that have not been addressed by the committee or egregious concerns with the company’s compensation practices for two years consecutively.

•

In addition, we will generally vote against the incumbent compensation committee chair where there are ongoing concerns with a company’s compensation practices and there is no opportunity to express dissatisfaction by voting against an advisory vote on executive compensation, remuneration report (or policy) or nearest equivalent.

C.	Board Composition

Annual director elections: Board members should generally stand for election annually and individually.

•	We will generally support proposals requesting that directors stand for election annually.

•

We will generally vote against the incumbent governance committee chair or lead independent director if a company has a declassified board structure that is not being phased out. This policy will not apply in regions where market practice is for directors to stand for election on a staggered basis or for boards that do not oversee significant commercial operations.

•

When a board is presented for election as a slate (i.e., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.

•

Where market practice is to elect directors as a slate we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack independence.

Board size: We will generally defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

Definition of independence: Invesco considers local market definitions of director independence but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.

Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.

•

We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.

•	We will generally vote against non-independent directors serving on the audit committee.

•	We will generally vote against non-independent directors serving on the compensation committee.

•	We will generally vote against non-independent directors serving on the nominating committee.

•

In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.

Separation of Chair and CEO roles: We believe that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).

•	We will generally vote against the incumbent nominating committee chair where the board chair is not independent unless a lead independent or senior director is appointed.

•	We will generally support shareholder proposals requesting that the board chair be an independent director.

•

We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.

Attendance and over boarding: Directors serving on the board should attend at least 75% of their board and committee meetings, where applicable. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.

•	We will generally vote against directors who do not attend 75% of their meetings unless there are extenuating circumstances such as health matters or family emergencies.

•

We will generally vote against directors who have more than four total mandates at public operating companies. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.

Diversity: We encourage companies to continue to evolve diversity and inclusion practices. Boards should be comprised of directors with a variety of relevant skills and industry expertise together with a diverse profile of individuals of different genders, ethnicities, skills, tenures and backgrounds in order to provide robust challenge and debate. We consider diversity at the board level, within the executive management team and in the succession pipeline.

•

We will generally vote against the incumbent nominating committee chair of a board where women constitute less than two board members or 25% of the board, whichever is lower, for two or more consecutive years, unless incremental improvements are being made to diversity practices.

•

In addition, we will consider a company’s performance on broader types of diversity which may include diversity of skills, non-executive director tenure, ethnicity or other factors where appropriate and reasonably determinable. We will generally vote against the incumbent nominating committee chair if there are multiple concerns on diversity issues.

•

We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.

D.	Long Term Stewardship of Capital

Capital allocation: Invesco expects companies to responsibly raise and deploy capital towards the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.

Share issuance and repurchase authorizations: We generally support authorizations to issue shares up to 20% of a company’s issued share capital for general corporate purposes. Shares should not be issued at a substantial discount to the market price or be repurchased at a substantial premium to the market price.

Stock splits: We generally support management proposals to implement a forward or reverse stock split, provided that a reverse stock split is not being used to take a company private. In addition, we will generally support requests to increase a company’s common stock authorization if requested in order to facilitate a stock split.

Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for antitakeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.

Mergers, acquisitions, proxy contests, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, private placements, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:

•	We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.

•	We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.

•

We will generally support reincorporation proposals, provided that management have provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.

•

With respect to contested director elections, we consider the following factors, among others, when evaluating the merits of each list of nominees: the long term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides including the likelihood that the proposed goals can be met, positions of stock ownership in the company.

E.	Environmental, Social and Governance Risk Oversight

Director responsibility for risk oversight: The board of directors are ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the companies they oversee. Invesco may take voting action against director nominees in response to material governance or risk oversight failures that adversely affect shareholder value.

Invesco considers the adequacy of a company’s response to material oversight failures when determining whether any voting action is warranted. In addition, Invesco will consider the responsibilities delegated to board subcommittees when determining if it is appropriate to hold certain director nominees accountable for these material failures.

Material governance or risk oversight failures at a company may include, without limitation:

i.	significant bribery, corruption or ethics violations;

ii.	events causing significant environmental degradation;

iii.	significant health and safety incidents; or

iv.	failure to ensure the protection of human rights.

Reporting of financially material ESG information: Companies should report on their environmental, social and governance opportunities and risks where material to their business operations.

•

Where Invesco finds significant gaps in terms of management and disclosure of environmental, social and governance risk policies, we will generally vote against the annual reporting and accounts or an equivalent resolution.

Shareholder proposals addressing environmental and social risks: Invesco may support shareholder resolutions requesting that specific actions be taken to address environmental and social issues or mitigate exposure to material environmental and social risks, including reputational risk, related to these issues. When considering such proposals, we will consider a company’s track record managing these risks, the efficacy of the proposal’s request and whether the requested action is unduly burdensome.

•	We generally do not support resolutions where insufficient information has been provided in advance of the vote or a lack of disclosure inhibits our ability to make fully informed voting decisions.

•

We will generally support shareholder resolutions requesting that companies provide additional information on material environmental, social and governance risks facing their businesses, provided that such requests are not unduly burdensome or duplicative with a company’s existing reporting. These may include but are not limited to the following: gender pay gap reporting requests, political contributions and lobbying disclosure, information on data security, privacy, and internet practices, and reporting on climate change risks.

Ratification of board and/or management acts: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures as described above. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.

F.	Executive Compensation and Alignment

Invesco supports compensation polices and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.

Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation related proposals where more than one of the following is present:

i.	there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;

ii.

there are problematic compensation practices which may include among others incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;

iii.	vesting periods for long term incentive awards are less than three years;

iv.	the company “front loads” equity awards;

v.	there are inadequate risk mitigating features in the program such as clawback provisions;

vi.	excessive, discretionary one-time equity grants are awarded to executives;

vii.	less than half of variable pay is linked to performance targets, except where prohibited by law.

Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.

Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.

Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. We generally vote in favor of proposals requiring shareholder ratification of senior executives’ severance agreements where the proposed terms and disclosure align with good market practice.

Exhibit A

Invesco Advisers, Inc.

Invesco Asset Management (India) Pvt. Ltd*1

Invesco Asset Management (Japan) Limited*1

Invesco Asset Management (Schweiz) AG

Invesco Asset Management Deutschland GmbH

Invesco Asset Management Limited1

Invesco Asset Management Singapore Ltd

Invesco Asset Management Spain

Invesco Australia Ltd

Invesco Canada Ltd.1

Invesco Capital Management LLC

Invesco Capital Markets, Inc.*1

Invesco Hong Kong Limited

Invesco Investment Advisers LLC

Invesco Investment Management (Shanghai) Limited

Invesco Investment Management Limited

Invesco Managed Accounts, LLC

Invesco Management S.A

Invesco Overseas Investment Fund Management (Shanghai) Limited

Invesco Pensions Limited

Invesco Private Capital, Inc.

Invesco Real Estate Management S.a.r.l1

Invesco Senior Secured Management, Inc.

Invesco Taiwan Ltd*1

Invesco Trust Company

Oppenheimer Funds, Inc.

WL Ross & Co. LLC

* Invesco entities with specific proxy voting guidelines

1 Invesco entities with specific conflicts of interest policies

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

As of February 28, 2021, the following individuals are jointly and primarily responsible for the day-to-day management of the Trust:

•	Scott Baskind, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 1999.

•	Nuno Caetano, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco Senior Secured and/or its affiliates since 2010.

•	Philip Yarrow, Portfolio Manager, who has been responsible for the Fund since 2007 and has been associated with Invesco Senior Secured and/or its affiliates since 2010.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Fund(s) that they manage and includes investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household). The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 28, 2021 (unless otherwise noted):

Portfolio Manager	Dollar Range of Investments in the Fund
Invesco Dynamic Credit Opportunities Fund
Scott Baskind	None
Nuno Caetano	None
Philip Yarrow	None

Assets Managed

The following information is as of February 28, 2021 (unless otherwise noted):

Portfolio Manager	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco Dynamic Credit Opportunities Fund
Scott Baskind	4	$13,052.1	7	$1,608.7	19	$7,601.0
Nuno Caetano	None	None	None	None	None	None
Philip Yarrow	6	$6,671.6	5	$694.7	19	$7,601.0

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

➣

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

➣

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

➣

The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

➣

Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Fund accounts managed have a performance fee.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[1]
Invesco [2] Invesco Deutschland Invesco Hong Kong[2] Invesco Asset Management Invesco India Invesco Listed Real Assets Division[2]	One-, Three- and Five-year performance against Fund peer group
Invesco Senior Secured[2,3] Invesco Capital[2,4]	Not applicable
Invesco Canada[2]	One-year performance against Fund peer group Three- and Five-year performance against entire universe of Canadian funds
Invesco Japan	One-, Three- and Five-year performance

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party

[1]	Rolling time periods based on calendar year-end.
[2]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.
[3]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
[4]	Portfolio Managers for Invesco Capital base their bonus on Invesco results as well as overall performance of Invesco Capital.

provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

With respect to Invesco Capital, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of April 19, 2021, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of April 19, 2021, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

13(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940, the Section 19(a) notices to shareholders are attached thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    Invesco Dynamic Credit Opportunities Fund

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 7, 2021

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 7, 2021

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	May 7, 2021